Exhibit 10.6

EXECUTION VERSION

NET SMELTER RETURN ROYALTY AGREEMENT

THIS NET SMELTER RETURN ROYALTY AGREEMENT is made as of  8 day of the April, 2024 (the “Execution Date”).

BETWEEN:

JAGUAR URANIUM CORP. (formerly Latam Battery Metals Inc.), a corporation existing under the laws of the Province of British Columbia

(the “Payor”)

-and-

GAIA ENERGY INVESTMENTS LTD., a business company incorporated in the British Virgin Islands with company number 1022314

(“Holder 1”)

-and-

GAIA ENERGY INVESTMENTS LTD SUCURSAL COLOMBIA, registered in Colombia with tax identification number 900127139-6

(“Local Branch 1”)

-and-

BERLIN (BVI) LIMITED, a business company incorporated in the British Virgin Islands with company number 2067901

(“Holder 2”)

-and-

BERLIN (BVI) LIMITED SUCURSAL COLOMBIA, registered in Colombia with tax identification number 901598158-1

(“Local Branch 2” and together with Holder 1, Local Branch 1 and Holder 2, collectively the “Guarantors” or individually, a “Guarantor”)

-and-

GREEN SHIFT COMMODITIES LTD.,

a corporation existing under the laws of the Province of Ontario.

(the “Royalty Holder”)

-and-

GAIA ENERGY INC.,

a corporation existing under the laws of the Province of Ontario.

(the “Royalty Transferor”)

WHEREAS the Payor, the Royalty Holder (the legal and beneficial owner of 100% of the outstanding shares of Holder 2) and the Royalty Transferor (the legal and beneficial owner of 100% of the outstanding shares of the Holder 1) executed and delivered a share purchase agreement dated as of December 8, 2023 (the “Share Purchase Agreement”) pursuant to which the Royalty Transferor and the Royalty Holder sold to the Payor all of the shares of Holder 1 and Holder 2 in consideration for among other things, the grant of a 1% net smelter return royalty on all the mining production from the Concessions, the Concession Applications and the Granted Concessions to the Royalty Holder and Gaia Energy Inc.;

AND WHEREAS the Royalty Transferor has directed that this Agreement be in the name of the Royalty Holder only and not the Royalty Transferor;

AND WHEREAS the Payor owns all of the shares of Holder 1 and Holder 2;

AND WHEREAS Local Branch 1 is the local branch of Holder 1 and Local Branch 2 is the local branch of Holder 2;

AND WHEREAS Local Branch 1 is the recorded and beneficial owner of the Concessions and Local Branch 2 is the recorded and beneficial owner of the Concession Applications and will be the recorded and beneficial owner of the Granted Concessions;

AND WHEREAS capitalized terms when used in these recitals and not otherwise defined in these recitals shall have the respective meanings set forth in Section 1.1;

AND WHEREAS the Guarantors have each agreed to guarantee the obligations of the Payor set forth in this Agreement as regards the Royalty and in support of such guarantee, to allow the Royalty Holder to register or record the Mining Pledge and the Economic Rights Pledge in accordance with Applicable Law;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, conditions and premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties do hereby covenant and agree as follows.

1.	GENERAL INTERPRETATION

1.1.	Definitions

For the purposes of this Agreement, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings.

“Acquired Rights” has the meaning set forth in Section 2.7.

“Affiliate” means, with respect to any Person, any other Person, partnership, joint venture, corporation, or other form of enterprise who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, and includes any Person in like relation to an Affiliate. A Person is deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; and the term “controlled” has a corresponding meaning.

“Agreement” means this royalty agreement, including the appendices to this royalty agreement, as it or they may be amended or supplemented from time to time, and the expressions “hereof”, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this royalty agreement and not to any particular Section or other portion of this royalty agreement.

“Allowable Deductions” means the following, in each case determined without duplication:

(a)	all reasonable arm’s length third party costs, charges and expenses incurred in smelting, refining and other treatment of Products;

(b)	all costs and expenses of transporting (including licensing and insurance costs) the Products from the mine to the smelter, refiner or other party taking delivery of the Products;

(c)	all costs or expenses incurred with respect to insurance, sampling and assay costs and umpire assay costs for the Products to be refined;

(d)	all non -recoverable governmental royalties or other surcharges imposed on or in connection with the mining of the Products;

(e)	brokerage and selling costs incurred in the sale of the Products to third parties;

(f)	all non- recoverable export, sales and value added taxes and government royalties imposed on or in connection with the sale of the Products; and

(g)	all penalties, charges, deductions and/or discounts related to yellowcake product impurities or ore-dependent factors, if any.

“Anti-Bribery and Anti-Corruption Laws” means, as modified from time to time, the applicable national and international Laws aimed to prevent and sanction (a) anti-bribery or corruption applicable to the Parties and their Affiliates, including Applicable Laws that prohibit the illegal payment, offer, promise or authorization of payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any foreign or local Governmental Authorities, government employee or commercial entity to obtain a business advantage, and (b) Applicable Laws including, without limiting to the financing of terrorism, money laundering and the financing of weapons of mass destruction. The term “Anti-Money Laundering and Anti-Terrorism Laws”, including without limiting to: (i) the Corruption of Foreign Public Officials Act (Canada); (ii) the Criminal Code of Canada; (iii) any regulations under (i) or (ii) above; and (iv) all other Applicable Laws including Law 1474 of 2011, Law 1778 of 2016, Law 2195 of 2022, Law 1121 of 2006, the Circular Basica Jurídica 029 of 2014 (as applicable), the Colombian Criminal Code as approved by its respective Applicable Laws, all other relevant laws enacted in Colombia, United States of America (including the Foreign Corrupt Practices Act of 1977 (FCPA)), regarding bribery and corruption provisions, and any other Applicable Laws, conventions, international treaties and other instruments ratified by Colombia that prohibit corruption and/or bribery in any jurisdiction where the applicable Person does business relating to corruption, bribery, ethical business conduct, money laundering, political contributions, gifts and gratuities, or lawful expenses, to public officials and private persons, and Applicable Laws requiring the disclosure of agency relationships or commissions and the anti-corruption rules of any international financial institutions with which the applicable Person does business.

“Applicable Law” means all applicable federal, provincial, territorial, state, regional and local laws (statutory or common), rules, ordinances (including zoning and mineral removal ordinances), regulations, grants, franchises, licences, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature (including environmental laws and any applicable securities laws or regulations, and any applicable rules of any stock exchange, imposing disclosure requirements) and include without limitation, the Anti-Bribery and Anti-Corruption Laws.

“Area of Interest” means the Concessions (which for clarity, include the Concession Applications and the Granted Concessions) and a two-kilometer radius extending outwards from the boundaries of each of the Concessions.

“Asset Disposition” has the meaning set forth in Section 10.3.

“Business Day” means any day which is not a Saturday, Sunday or statutory holiday in Toronto, Ontario and Bogotá, Colombia.

“Concession Applications” means the concession applications described in Schedule A, Part II.

“Concessions” means those mining tenements that are more particularly set out on Schedule A, Part I, and any concessions granted, renewals thereof from time to time that the Payor or any of the Guarantors may hold, and any and all licenses, mining rights or claims which may be granted in lieu of or in renewal of the whole or any part of, or which relate to the same ground as, the mining tenements in Schedule A including without limitation, the Concession Applications and the Granted Concessions and any and all Acquired Rights.

“Deed of Assumption” has the meaning set forth in Section 10.1.

“Economic Rights Pledge” means an economic rights pledge over the economic rights of the Payor under any Product sales agreements registered in the Colombian public guarantees registry (“registro de garantias mobiliarias”) in the form of Schedule B. It is understood and agreed that the Economic Rights Pledge will be registered in the Spanish version and in the event of any inconsistency between the English version and the Spanish version, the Spanish version will prevail.

“Excluded Taxes” means with respect to the Royalty Holder or the Payor:

(a)	Taxes imposed on or measured by the person’s net income or capital and franchise taxes imposed on it (in lieu of or in addition to net income taxes), by any jurisdiction (or any political subdivision thereof):

(i)	under the laws of which the person is organized or is resident (as determined by application of the laws of that jurisdiction);

(ii)	in which its principal office is located; or

(iii)	with which the person has a connection otherwise than by reason of entering into, and the transactions contemplated under, this Agreement;

(b)	any branch profits Taxes or any similar Tax imposed on the person by any jurisdiction in which the person is located, otherwise than by reason of entering into, and the transactions contemplated under, this Agreement; and

(c)	any estate, inheritance, gift, ad valorem, sales, excise, transfer, personal properties or similar Tax, assessment, or governmental charge to the extent the other Party has the ability to recover such Tax, assessment or charge under Applicable Law.

“Granted Concessions” means the concessions that are granted to Local Branch 2, if as and when the Concession Applications are granted by requisite Governmental Authorities.

“Governmental Authorities” means any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency, official or any court, stock exchange or securities commission, having jurisdiction.

“Gross Revenues” in any calendar quarter means the aggregate of the following amounts during such calendar quarter from the sale of Products produced during commercial production from the Concessions:

(a)	if the Products are yellow cake and such Products are sold by the Payor or an Affiliate to any person who is dealing at arm’s length with the Payor or an Affiliate, the actual gross proceeds of disposition of such yellow cake received by the Payor or an Affiliate in such period;

(b)	if the Products are other than yellow cake and are sold by the Payor or an Affiliate to any person who is dealing at arm’s length with the Payor or an Affiliate, the actual gross proceeds paid by the smelter, refiner or other purchaser in such period; and

(c)	for all Products where the Products are sold by the Payor or an Affiliate in such period to any person who is not dealing at arm’s length with the Payor or an Affiliate the greater of; (i) the actual gross proceeds of disposition received or receivable for such Products; and (ii) the fair market value of such Products.

For clarity, if the Affiliate sells the Products to the Payor, the Gross Revenue shall be calculated on the basis of the sale of the Products to the third person purchaser of the Payor. In the case of sales of Products pursuant to the terms of any Trading Contract, the revenues shall be calculated based on the market price of such Products on the date of such sale or other disposition, not the sale price under the Trading Contract. If there is an insurable loss of or damage to Products, whether or not occurring on the Concessions and whether the Products are in possession of the Payor or its Affiliates or otherwise, then the Gross Revenues will be equal to the sum of the insurance proceeds actually paid to the Payor or its Affiliates in respect of such loss or damage.

“Guaranteed Obligations” has the meaning set forth in Section 2.5(a). “Guarantor Companies” means Holder 1 and Holder 2.

“Guarantor Local Branch Disposition” has the meaning set forth in Section 10.3. “Guarantor Local Branches” means Local Branch 1 and Local Branch 2. “Guarantor Local Branch Seller” has the meaning set forth in Section 10.1. “Guarantor Local Branch Transferee” has the meaning set forth in Section 10.3(d).

“Guarantors” means jointly and severally Holder 1, Holder 2, Local Branch 1 and Local Branch 2 and any of their respective successors and permitted assigns at any time.

“Guarantor Shares” means the outstanding shares of Holder 1 and Holder 2. “Indemnified Parties” has the meaning set forth in Section 8.1. “Information” has the meaning set forth in Section 7.1.

“Intervening Company” has the meaning set forth in Section 10.1(a).

“Mining Pledges” means a mining pledge over the future mining production of the Concession Applications, the Concessions and the Granted Concessions registered in the Colombian registry over movable assets (“registro de garantias mobiliarias”) in the form of Schedule C. It is understood and agreed that a Mining Pledge in the Spanish language will be executed and registered on a Concession by Concession basis and in the event of any inconsistency between the English version and the Spanish version, the Spanish version will prevail.

“Net Smelter Return” for a calendar quarter means an amount equal to the Gross Revenues for the applicable calendar quarter less Allowable Deductions for the applicable calendar quarter.

“National Instrument 43-101” or “NI 43-101” means National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators.

“Other Mineral Products” means any and all economic marketable material, in whatever form or state, produced from the Concessions other than Uranium Bearing Products, including metal-bearing mine waters, leachates, pregnant liquors, pregnant slurries, concentrated slurries, precipitates, whether in dry or slurry state, metal concentrates or metal compounds upgraded, beneficiated, or refined further than yellowcake.

“Parent Company” has the meaning set forth in Section 10.10.

“Party” means a party to this Agreement and any reference to a Party includes its successors and permitted assigns; and “Parties” means every Party.

“Payment Date” for a Royalty in respect of a calendar quarter means the 30th day following the last day of such calendar quarter.

“Payor Group” means the Payor and the Guarantors.

“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, a Governmental Authority, and the executors, administrators or other legal representatives of an individual in such capacity.

“Products” means Uranium Bearing Products and Other Mineral Products. Products shall not include any material mined and removed from the Concessions for use by the Payor or its Affiliates for roads, foundations, concrete or other construction or industrial uses relating to the Concessions or material that is processed that did not originate from the Concessions and shall not include any material that is not recovered for commercial sale from ores extracted from the Concessions including without limitation, reasonable quantities of Products which are not sold but which are used for assaying, treatment, amenability, metallurgical, test work or piloting.

“Royalty” means the net smelter return royalty to be paid pursuant to this Agreement, calculated in accordance with Section 2.

“Royalty Percentage” means 1.0 % of the Net Smelter Return. “Subsidiary Disposition” has the meaning set forth in Section 10.3. “Subsidiary Transferee” has the meaning set forth in Section 10.30(ii).

“Taxes” means all foreign and domestic federal, provincial, state, municipal and other governmental taxes, levies, imposts, deductions, charges, claims, and assessments and withholdings, and all liabilities with respect thereto (including without limitation, interest and penalties).

“Trading Activities” means any and all price hedging and price protection activities undertaken by the Payor or its Affiliates with respect to any Products, raw materials, interest rates or currency exchanges including without limitation, any stream agreements, forward sale and/or purchase contracts, spot-deferred contracts, option contracts, speculative purchases and sales of forward, futures and option contracts, both on and off commodity exchanges, but excluding refining and smelting contracts, and “Trading Contracts” means the agreements, contracts, instruments, confirmations and other arrangements relating to the Trading Activities but excluding refining and smelting contracts.

“Transfer” means any sale, transfer, grant, assignment, conveyance, lease, license, charge, pledge, hypothecation or other disposition; and “Transferred” shall have a corresponding meaning. As relates to the Guarantor Companies, an issuance of shares or convertible securities resulting in a change in control of either of such Guarantor Companies is also a transfer.

“Transferee” has the meaning set forth in Section 10.1.

“Uranium Bearing Products” mean uranium ore, uranium-bearing mine waters, leachates, pregnant liquors, pregnant slurries, concentrated slurries, precipitates, whether in dry or slurry state, uranium concentrates in the form commonly known as “yellowcake” or uranium compounds upgraded, beneficiated, or refined further than yellowcake.

“US Dollars” means the lawful currency of the United States.

1.2.	Interpretation

In this Agreement the following rules of interpretation apply unless the contrary intention appears:

(a)	headings are for convenience only and do not affect the interpretation of this Agreement;

(b)	the singular includes the plural and vice versa;

(c)	words of any gender include all genders;

(d)	other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(e)	the words ‘such as’, ‘including’, ‘particularly’ and similar expressions are not used as nor are intended to be interpreted as words of limitation;

(f)	a thing (including but not limited to a chose in action or other right) includes a part of that thing;

(g)	a reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this Agreement;

(h)	a Party includes its successors and permitted assigns;

(i)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j)	a reference to an agreement other than this Agreement includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing;

(k)	if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(l)	when the day on which something must be done is not a Business Day, that thing must be done on the following Business Day and in determining the time of day where relevant to this Agreement, the relevant time of day is, for the purposes of giving or receiving notices, the time of day where a Party receiving a notice is located or for any other purpose under this Agreement, the time of day in the place where the Party required to perform an obligation is located;

(m)	no rule of construction applies to the disadvantage of a Party because that Party was responsible for the preparation of this Agreement or any part of it; and

(n)	a reference to $ is to USD unless otherwise specifically provided for to the contrary herein.

2.	CALCULATION AND PAYMENT OF NET SMELTER RETURN

2.1.	Calculation

Commencing as of the date that the Concessions start producting Products, the Payor agrees to pay the Royalty to the Royalty Holder on a quarterly basis. The Royalty payable to the Royalty Holder hereunder in respect of each calendar quarter, shall be calculated by multiplying the Net Smelter Return for such calendar quarter by the Royalty Percentage.

2.2.	Payments

(a)	The amount of the Royalty payment due to the Royalty Holder hereunder in respect of a calendar quarter shall be paid to the Royalty Holder on the Payment Date by the delivery to the Royalty Holder of electronic wire transfer of immediately available funds to a bank account nominated by the Royalty Holder from time to time, in each case in the appropriate amount. All such payments shall be made in US Dollars. All payments made in respect of this Agreement (in respect of principal, interest or otherwise) shall be made in full without set-off or counterclaim, and free of and without deduction or withholding for any Taxes, other than Excluded Taxes. If the Payor shall be required by law to deduct or withhold any Taxes, other than Excluded Taxes, from or in respect of any payment or sum payable to the Royalty Holder, the delivery, payment or sum deliverable or payable shall be increased as may be necessary so that after making all required deductions or withholdings, the Royalty Holder receives an amount equal to the sum it would have received if no deduction or withholding had been made and the Payor shall pay the full amount deducted to the relevant taxation or other authority in accordance with Applicable Law. If the Royalty Holder becomes liable for any Tax, other than Excluded Taxes, imposed on any deliveries or payments under this Agreement, the Payor shall indemnify the Royalty Holder for such Tax, and the indemnity payment shall be increased as necessary so that after the imposition of any Tax on the indemnity payment (including Tax in respect of any such increase in the indemnity payment), the Royalty Holder shall receive the full amount of Taxes for which it is liable, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Payor by the Royalty Holder shall be conclusive absent manifest error.

(b)	At the time each Royalty payment is made, the Payor shall deliver to the Royalty Holder a statement setting forth in summary form the manner in which such payment was determined. Upon the reasonable request of the Royalty Holder, the Payor shall provide the Royalty Holder with copies of all relevant data relating to the Royalty calculation.

2.3.	Impact of Trading Activities

Any Trading Activities engaged in by the Payor or its Affiliates in respect of Products produced from the Concessions and the profits and losses generated thereby, shall not, in any manner, be taken into account in the calculation of Gross Revenues or Royalty payment amounts due to the Royalty Holder hereunder, whether in connection with the determination of price, the date of sale, the date any Royalty payment is due or in any other respect. The Royalty Holder acknowledges that the Payor and its Affiliates engaging in Trading Activities may result in the Payor and its Affiliates realizing, from time to time, greater or lesser profit for the Products than does the Royalty Holder. The quantum of the Royalty payments to be made hereunder in respect of sales pursuant to Trading Contracts shall be established by the market price of the Products on the date of sale or other disposition. The Royalty Holder shall not be obligated to share in any losses generated by any such Trading Activities with respect to any Products.

2.4.	Currency Conversion

For the purposes of determining the amount of a Royalty payment required to be made to the Royalty Holder, where applicable, all receipts and disbursements in a non-United States currency will be converted into United States Dollars on the basis of the rate of exchange as reported by the Bank of Canada on the website, https://www.bankofcanada.ca/rates/exchange/ on the last Business Day prior to the date of such receipt or disbursement, as the case may be. For clarity, the official Colombian peso exchange rate shall be used (and not any local or gray or blue market exchange rate).

2.5.	Guarantee

The Guarantors do hereby jointly and severally absolutely, unconditionally and irrevocably:

(a)	Guarantee the prompt and complete observance and performance of each and all the terms, covenants, conditions and provisions to be observed or performed by the Payor pursuant to this Agreement (the “Guaranteed Obligations”). The Guarantors shall perform all of the Guaranteed Obligations upon the default or non-performance thereof by the Payor.

(b)	The obligations of the Guarantors under this Section 2.5 are continuing, unconditional and absolute and without limitation, will not be released, discharged, limited or otherwise affected by (and the Guarantors hereby consent to or waive, as applicable, to the fullest extent permitted by Applicable Law): (i) any extension, other indulgence, renewal, settlement, discharge; (ii) compromise, waiver, subordination or release in respect of any of the Guaranteed Obligations, security, person or otherwise; (iii) any modification or amendment of or supplement to the Guaranteed Obligations, including any increase or decrease in the amounts payable thereunder; (iv) any winding-up, dissolution, insolvency, bankruptcy, reorganization or other similar proceeding affecting the Payor; (v) the existence of any claim, set-off or other rights which the Guarantors or the Payor may have at any time against the Royalty Holder; (vi) any invalidity, illegality or unenforceability relating to or against the Payor or any provision of Applicable Law purporting to prohibit the payment by the Payor of any amount in respect of the Guaranteed Obligations; (vii) any limitation, postponement, prohibition, subordination or other restriction on the rights of the Royalty Holder to payment or performance of the Guaranteed Obligations; (viii) any defense arising by reason of any failure of the Royalty Holder to make any presentment, demand for performance, notice of non- performance, protest or any other notice, including notice of acceptance of this Agreement, partial payment or non- payment of any of the Guaranteed Obligations or the existence, creation or incurring of new or additional Guaranteed Obligations; (ix) any defense arising by reason of any failure of the Royalty Holder to proceed against the Payor or any other Person, to proceed against, apply or exhaust any security held from the Payor or any other Person for the Guaranteed Obligations, to proceed against, apply or exhaust any security held from the Payor or any other Person for the Guaranteed Obligations or to pursue any other remedy in the power of the Royalty Holder whatsoever; (x) any Applicable Law which provides that the obligation of a guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal obligation or which reduces a guarantor’s obligation in proportion to the principal obligation; (xi) any defense arising by reason of any incapacity, lack of authority or other defense of the Payor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Payor or any other Person in respect of any of the Guaranteed Obligations, except as a result of the payment or fulfillment in full of the Guaranteed Obligations, whether by contract, operation of Applicable Law or otherwise; (xii) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Payor or any other Person, including any discharge of, or bar against collecting, any of the Guaranteed Obligations, in or as a result of any such proceeding; or (xiii) any other act or omission to act or delay of any kind by the Payor.

To the extent permitted by Applicable Law, the foregoing provisions of this Section 2.5 apply (and the waivers set out therein will be effective) even if the effect of any action (or failure to take action) by the Payor is to destroy or diminish any subrogation rights of the Guarantors or any rights of the Payor and the Guarantors to proceed against the Royalty Holder for reimbursement or to recover any contribution from any other Person. The Royalty Holder shall not be bound to exhaust its recourse against the Payor or any other Persons (including one of the Guarantors or otherwise) or to realize on any securities it may hold in respect of the Guaranteed Obligations before being entitled to payment or performance from the Guarantor under this Section 2.5and the Guarantors hereby renounce all benefits of discussion and division.

2.6.	Mining Pledges and Economic Rights Pledge

(a)	Contemporaneous with the execution and delivery of this Agreement or as soon as reasonably practicable thereafter, the Parties shall execute the Mining Pledge. The Royalty Holder may, as permitted by Applicable Law, register the Mining Pledge in the Colombian registry over movable assets known in Spanish as “Registro Garantias Mobiliarias”. The Guarantors and the Payor shall sign and deliver to the Royalty Holder any and all forms or other documents and use their commercially reasonable efforts to take any actions required, as the Royalty Holder may reasonably request so that the Royalty Holder may complete such registration or recordation. The Royalty Holder shall be entitled to enforce each Mining Pledge upon the default in the payment obligations under this Agreement.

(b)	Contemporaneous with the execution and delivery of this Agreement or as soon as reasonably practicable thereafter the Parties shall execute the Economic Rights Pledge. The Royalty Holder may, as permitted by Applicable Law, register the Economic Rights Pledge in the Colombian registry over movable assets known in Spanish as the “Registro de Garantias Mobiliarias”. The Guarantors and the Payor shall sign and deliver to the Royalty Holder any and all forms or other documents and use its commercially reasonable efforts to take any actions required, as the Royalty Holder may reasonably request so that the Royalty Holder may complete such registration or recordation. The Royalty Holder shall be entitled to enforce the Economic Rights Pledge upon the default in the payment obligations set forth in this Agreement.

2.7.	Area of Interest

The Payor will give prompt written notice to the Royalty Holder if any member of the Payor Group or any Affiliate stakes, acquires, leases or otherwise holds, directly or indirectly, any interest in any mining claim, licence, lease, grant, concession, permit, patent or other mineral property or tenure to minerals located wholly or partly within the Area of Interest (collectively, the “Acquired Rights”), and such Acquired Rights shall, immediately upon such acquisition by the applicable member of the Payor Group or any Affiliate, without any further act or formality, be included in and form part of the Concessions and be subject to the Royalty and all other terms and conditions of this Agreement. For clarity, no additional consideration shall be paid to any member of the Payor Group any other Person for any Acquired Rights.

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3.	ACCOUNTING MATTERS

3.1.	Accounting Principles

All calculations and computations relating to the Royalty payments to be made to the Royalty Holder hereunder shall be carried out on a consistent basis in accordance with Canadian generally accepted accounting principles to the extent that such principles are not inconsistent with the provisions of this Agreement. In the event of any inconsistency between such accounting principles and the provisions of this Agreement, the latter shall prevail.

3.2.	Books and Records/Audit

The Payor and the Guarantors will cause to be kept proper books of account, records and supporting materials covering all matters relevant to the calculation of the Royalty payments payable to the Royalty Holder hereunder. Upon not less than ten Business Days prior written request from the Royalty Holder, duly authorized representatives of the Royalty Holder (which may include representatives of the Royalty

Holder’s auditors) shall be entitled, at the Royalty Holder’s cost and expense (subject as hereinafter provided), not more frequently than semi-annually, to inspect and audit such books of account, records and supporting materials for the purposes of confirming any information contained in a statement delivered to the Royalty Holder pursuant to Section 2.2 above or otherwise confirming the rights and obligations of the Royalty Holder and the Payor and the Guarantors hereunder. If the Royalty Holder has disputed a Royalty payment and the dispute has been either agreed upon or resolved in favour of the Royalty Holder, for the next following year, the Royalty Holder’s inspection and audit rights shall be permitted not more frequently than once every calendar quarter. Notwithstanding the foregoing, the Payor shall pay the Royalty Holder’s costs and expenses of such investigation and audit if a deficiency of five percent (5%) or more of the amount due is determined to exist. The Royalty Holder shall have the right at its own cost and expense to make copies of or take extracts from such documents, excluding any contracts that are subject to confidentiality agreements (which contracts will be available for inspection only in the offices of the Payor), provided such copies and extracts are maintained as confidential by the Royalty Holder on the basis set forth in Section 7.1 below.

3.3.	Final Determination

Any payment made hereunder shall be considered final and in full satisfaction of all obligations of the Payor hereunder in respect of that payment unless within 60 days after the receipt by the Royalty Holder of a statement prepared in compliance with Section 2.2 above that relates to such payment, as applicable, the Royalty Holder provides written notice of its objection to the Payor. In the event that a dispute arises that cannot be resolved by the mutual agreement of the Royalty Holder and the Payor within 90 days after such notice of objection to the Payor, either Party (ie the Payor and the Guarantors as one Party and the Royalty Holder as a second Party) may elect to have the dispute arbitrated in accordance with Section 6.1 below.

4.	GENERAL ROYALTY MATTERS

4.1.	No Obligation to Mine; Good Standing

The Guarantors shall have sole discretion to determine the extent of its mining of the Concessions and the time or the times for beginning, continuing or resuming mining operations with respect thereto. The Guarantors shall have no obligation hereunder to the Royalty Holder or otherwise to mine any of the Concessions.

4.2.	Commingling

The Guarantors shall have the right to stockpile and to commingle ore, concentrates, minerals and other material mined and removed from the Concessions from which Products are to be produced, with ore, concentrates, minerals and other material mined and removed from other lands and properties; provided, however, that the members of the Payor Group shall calculate from representative samples the average grade thereof and shall take other measures as are appropriate, and shall weigh (or calculate by volume) the material before commingling. In obtaining representative samples, calculating the average grade of the ore and average recovery percentages, the members of the Payor Group may use any procedures accepted in the mining and metallurgical industry which it believes, acting on commercially reasonable terms, to be suitable for the type of mining and processing activity being conducted and, in the absence of fraud, its choice of such procedures shall be final and binding on the Royalty Holder. In addition, comparable procedures may be used, acting on commercially reasonable terms, by the members of the Payor Group to apportion among the commingled materials all penalty and other charges and deductions, if any, imposed by the smelter, refiner, or purchaser of such material.

4.3.	Tailings/Waste

All tailings or waste material shall be the property of the Guarantors and the Guarantors shall have no obligation to process or extract substances therefrom, and no such tailings or waste shall be subject to the Royalty. If tailings or waste materials are reprocessed in the future, the products therefrom shall subject to the Royalty.

5.	INTEREST IN CONCESSIONS

5.1.	Royalty as an Interest in the Concessions

It is the express intention of the Parties to this Agreement that the obligations hereof shall constitute an interest in the Concessions in accordance with Applicable Law which shall also bind the successors in interest to the Concessions as well as any other form of tenure in respect thereof.

6.	ARBITRATION

6.1.	Arbitration

All disputes, disagreements, controversies, questions or claims arising out of or relating to this Agreement, or in respect of any legal relationship associated with or arising from this Agreement, including with respect to this Agreement’s formation, execution, validity, application, interpretation, performance, breach, termination or enforcement, shall be determined by arbitration. For the purposes of this Article 6, the members of the Payor Group shall be treated as one Party on the first hand and the Royalty Holder as another Party on the second hand.

6.2.	Number

The number of arbitrators shall be one.

6.3.	Location and Language and Term of Engagement

The arbitration shall be in Toronto, Ontario in the English language. The arbitration shall be conducted pursuant to the Arbitration Act, SO 1991, c.17.

6.4.	Selection of Arbitrator

The Party commencing the arbitration shall include in its written notice the names of three individuals who are acceptable to it to serve as a sole arbitrator. Within 10 days of the receipt of the notice, the other Party shall give written notice that it accepts the appointment of one of the three individuals or shall name three other individuals who are acceptable to it to serve as sole arbitrator. If the Parties are unable to agree upon a sole arbitrator within a further 10 days, the appointment of a sole arbitrator shall be made by the ADR Institute of Canada, Inc. in accordance with that institution’s rules and procedures.

6.5.	Finality of Award

Any award or determination of the sole arbitrator shall be final and binding on the Parties and there shall be no appeal on any ground, including for greater certainty, any appeal on a question of law, a question of fact, or a question of mixed fact and law.

6.6.	Costs of Arbitration

The sole arbitrator may apportion costs of the arbitration, including the reasonable fees and disbursements of the Parties, between or among the Parties in such manner as the sole arbitrator considers reasonable.

6.7.	Interest

Any award for the payment of money may include pre-award and post-award interest.

6.8.	Confidentiality of Proceedings

The Parties undertake as a general principle to keep confidential all information concerning the existence of the arbitration, all awards in the arbitration, all materials in the proceedings created or used for the purpose of the arbitration, and all materials and information produced during the arbitration and not in the public domain, save and to the extent that disclosure may be required of a Party by legal duty or stock exchange requirement or to enforce an award in bona fide legal proceedings before a competent court.

7.	CONFIDENTIALITY/PUBLIC DISCLOSURE

7.1.	Confidentiality

Subject to the next sentence, all information concerning the Concessions or the members of the Payor Group which is made available to the Royalty Holder or its representatives from time to time, whether before or after the date of this Agreement, which has not previously been disclosed to the public by any of the members of the Payor Group or their Affiliates or representatives (the “Information”) shall be maintained by the Royalty Holder and its representatives on a strictly confidential basis and, except and to the extent otherwise required by Applicable Law and except as otherwise provided herein, shall not be disclosed to any third party and shall not be used by the Royalty Holder or its representatives for any purpose whatsoever other than for the purposes of the arrangements contemplated herein. Notwithstanding the foregoing, (i) the Royalty Holder may disclose the Information to prospective purchasers of the Royalty Holder’s right to receive the Royalty, provided that each such prospective purchaser first agrees in writing to hold such Information confidential and to use it exclusively for the purpose of evaluating its interest in purchasing such Royalty Holder’s right; and (ii) the members of the Payor Group shall provide to the Royalty Holder, and agree that the Royalty Holder may disclose, all such Information as the Royalty Holder, acting reasonably, determines is necessary or desirable to fulfil the Royalty Holder’s disclosure obligations under applicable securities laws or stock exchange rules or policies. Furthermore, each Party agrees that if such Party or its Affiliate is required to file this Agreement on SEDAR+ or otherwise under applicable securities legislation, the Party which has the filing or disclosure requirement shall, prior to filing or disclosing this Agreement, consult with the other Party to redact any commercially sensitive information contained in this Agreement to the maximum extent permitted by law, and such disclosing or filing Party shall give reasonable consideration to the comments of the other Party.

7.2.	Public Announcements

Except to the extent otherwise required by Applicable Law or with the prior consent of the other Party, neither Party shall make any public announcement or disclosure regarding this Agreement or the transactions contemplated by this Agreement. Consent shall not be required for subsequent public announcements or disclosures that have already received the consent of the other Party. For the purposes of this Section 7.2, the members of the Payor Group are one Party.

7.3.	National Instrument 43-101

The Parties acknowledge that the Royalty Holder or Affiliates thereof may be or become subject to NI 43- 101 with respect to the Royalty and the Concessions. The Payor hereby covenants that upon written request by the Royalty Holder or an Affiliate thereof, in the case where a technical report is required to be filed by the Royalty Holder or an Affiliate under NI 43-101 and no exemption is available, the Payor shall, (at the expense of the Royalty Holder):

(a)	provide any and all necessary technical data on the Concessions in the form and to the extent in the possession of the Payor, required by the Royalty Holder or its Affiliates to comply with NI 43-101, as reasonably requested by the Royalty Holder;

(b)	grant access to the Concessions, to the Royalty Holder, its Affiliates or any representative thereof for personal inspection of the Concessions on the provision of seven Business Days prior written notice to the Payor, such access to be at a time and on a date that do not unduly interfere with the mining operations on the Concessions, it being understood and agreed that the Royalty Holder shall abide by the health and safety rules and regulations of each applicable Guarantor and that the Royalty Holder shall indemnify and hold harmless the Payor and its Affiliates from and against any and all damages, losses, suits and liabilities that they may suffer as a result of damage to life, limb or property as a result of such access by the Royalty Holder (absent the gross negligence of the Payor or any Affiliate); and

(c)	use its commercially reasonable efforts to request the authors of any technical report relating to the Concessions prepared for the Payor or its Affiliates in accordance with NI 43-101 to readdress such technical report to the Royalty Holder or an Affiliate.

8.	INDEMNITY

8.1.	Indemnity by Guarantors

The Payor and the Guarantors agree that they will indemnify and hold harmless the Royalty Holder, its agents and employees (collectively the “Indemnified Parties”), and each of them, from and against any and all claims, demands, liabilities, actions and proceedings, that may be made or brought against the Royalty Holder or which it may sustain, pay or incur that result from or relate to operations conducted on or in respect of the Concessions, or that result from or relate to the mining, handling, transportation, smelting or refining of the Products or the handling or transportation of the Products, including without limitation, claims, demands, liabilities, actions and proceedings, in any way arising from or connected with any non-compliance with environmental laws or any contaminants or hazardous substances on, in or under the Concessions or the soil, sediment, water or groundwater forming part thereof, whether in the past, present or future, or any contaminants or hazardous substances on any other lands or areas having originated or migrated from the Concessions or the soil, sediment, water or groundwater forming part thereof, provided that the foregoing shall not apply to any claims, demands, liabilities, actions and proceedings to the extent they arise primarily from the gross negligence or willful misconduct of such Indemnified Parties.

9.	TRANSFER BY ROYALTY HOLDER

9.1.	Transfer by Royalty Holder

The Royalty Holder may Transfer this Agreement, in whole or in part, and any rights and obligations under this Agreement, without the written consent of any member of the Payor Group; provided that: (i) prior to any such Transfer any transferee provides written confirmation to the members of the Payor Group to be bound by the provisions of this Agreement in all respects and to the same extent as the Royalty Holder is bound; and (ii) the Royalty Holder shall only remain liable for any obligations of the Royalty Holder under this Agreement that arose prior to such Transfer and shall not be liable for any obligations that arise thereafter.

10.	TRANSFER BY PAYOR AND GUARANTORS

10.1.	Transfer by Guarantor Local Branches

Neither of the Guarantor Local Branches (each, a “Guarantor Local Branch Seller”) may Transfer in whole or in part any of the Concessions or any interest therein in any manner whatsoever, and may not Transfer this Agreement or any interest therein, without in each case complying with the following:

(a)	it shall be a condition of such Transfer that the transferee or other counterparty to such transaction (the “Transferee”) first execute and deliver to the Royalty Holder an instrument in writing (the “Deed of Assumption”) pursuant to which such Transferee agrees to be bound by the terms of this Agreement and the Mining Pledge and the Economic Rights Pledge with respect to the applicable Concessions, and by all of the liabilities and obligations of the Guarantor Local Branch Seller with respect to the applicable Concessions hereunder as guarantor in the same manner and to the same extent as though the Transferee was an original party hereto. If the Transferee is the parent company (the “Parent Company”) at the top of its corporate chain, then the Transferee shall also agree to be the Payor under this Agreement with respect to the applicable Concessions in the Deed of Assumption in the place and stead of the Payor with respect to the applicable Concessions (and the applicable Guarantor Company shall also be a transferor) and to be a party to the Mining Pledge and the Economic Rights Pledge. If the Transferee is not the Parent Company or is owned by another entity that itself is owned by the Parent Company (the “Intervening Company”), then the Payor hereunder as well as the applicable Guarantor Company shall also be a transferor with respect to the applicable Concessions and the Mining Pledge and the Economic Rights Pledge. The transferee Parent Company and the applicable transferee Intervening Company shall also execute and deliver the Deed of Assumption whereby such transferee Parent Company and the transferee Intervening Company agree to be bound by the terms of this Agreement and the Mining Pledge and the Economic Rights Pledge with respect to the applicable Concessions and by all of the liabilities and obligations of the Payor and the Guarantor Company transferor hereunder with respect to the applicable Concessions in the same manner and to the same extent as if the transferee Parent Company and the transferee Intervening Company was original parties hereto and under the Mining Pledge and the Economic Rights Pledge. It Is understood and agreed that if there has been a Deed of Assumption with respect to a portion of the Concessions, then this Agreement may be split into two agreements at the request of any Party and the Parties will act in a commercially reasonable manner in negotiating the split of any such agreement; and

(b)	it shall be a condition of any charge, pledge or hypothec that the chargee, pledgee or holder of hypothec first execute and deliver to the Royalty Holder an instrument in writing pursuant to which such chargee, pledgee or holder of hypothec agrees that if it exercises any of its rights under the charge, pledge or hypothec which allow it to take possession or acquire, or cause the sale or other disposition of the applicable Concessions or any interest thereof, or which result in the Payor or then applicable Guarantor Local Company or Guarantor Local Branch no longer directly or indirectly being the owner of the applicable Concessions, such chargee, pledgee, holder, or any acquiror of the applicable Concessions or successor as a result of such exercise of rights, shall be bound by the terms hereof and by all of the liabilities and obligations of the applicable Party hereunder in the same manner and to the same extent as though it was an original party hereto in the first instance, without in any way derogating from clause 0 below;

(c)	any such Transfer, charge, pledge, hypothecation or other disposition shall not relieve or discharge the applicable Party from any of their respective liabilities or obligations hereunder existing on the date of such sale, assignment, transfer, conveyance, lease or other disposition, and the Royalty Holder may continue to look to the applicable Party for the performance thereof, it being understood that for any obligations or liabilities arising as of the date of the execution of the agreements provided for in Section 0 and 0, the applicable Party will have no further obligations or liabilities for the payment of the Royalty as relates to the applicable Concessions; and

(d)	any such Transfer which does not comply with the terms of this Agreement shall be null and void and of no force or effect.

10.2.	Transfer by Payor Group

(a)	The Payor may not Transfer this Agreement or any interest therein, without complying with the provisions of Section 0, it being understood and agreed that at all times an Affiliate of the Payor (or the Payor itself) must be the registered and recorded owner of the Concessions.

(b)	A Guarantor Company may not Transfer this Agreement or any interest therein, without complying with the provisions of Section 10.1.

(c)	A Guarantor Local Branch may not Transfer this Agreement or any interest therein, without complying with the provisions of Section 10.1 or Section 10.3.

10.3.	Transfer of Guarantor Shares or Assets by Payor

The Payor may not Transfer any interest in the shares or the assets of either of the Guarantor Companies, including but not limited to the Local Branches 1 and/or 2 and the Concessions (each a “Subsidiary Disposition”), without in each case complying with the following:

(a)	It shall be a condition of such Subsidiary Disposition that: (i) the Guarantor Local Branch owned by the applicable Guarantor Company remains owned by the Guarantor Company; and (ii) the transferee or other counterparty to such transaction (in each case, the “Subsidiary Transferee”) first executes and delivers to the Royalty Holder together with the applicable Guarantor Local Branch and the Guarantor Local Company a Deed of Assumption pursuant to which the Subsidiary Transferee and the applicable Guarantor Local Branch agrees to be bound (and remain bound, as the case may be) by the terms of this Agreement with respect to the applicable Concessions held by the Guarantor Local Branch in the same manner and to the same extent as though the Subsidiary Transferee was an original party hereto with respect to the applicable Concessions. It is understood and agreed that if the Subsidiary Disposition is not in respect of all of the shares of the applicable Guarantor Company, then the Subsidiary Transferee and the Payor shall be jointly and severally liable under this Agreement;

(b)	Any such Subsidiary Disposition shall not relieve or discharge the Payor from any of its liabilities or obligations hereunder with respect to the applicable Concessions, held by the applicable Guarantor Local Branch that might be existing at the time of closing of such Subsidiary Disposition, and the Royalty Holder may continue to look to the Payor for the performance thereof with respect to the applicable Concessions; and

(c)	any such Transfer which does not comply with the terms of this Agreement shall be null and void and of no force or effect.

If the Subsidiary Disposition is the sale of both or either of the Branches 1 or 2 and or the Concessions (the “Asset Disposition”), this cannot occur without in each case complying with the following:

(d)	it shall be a condition of such Asset Disposition that the transferee or other counterparty to such transaction (in each case, the “Guarantor Local Branch Transferee”) first executes and delivers to the Royalty Holder together with the applicable Guarantor Local Branch a Deed of Assumption pursuant to which the Guarantor Local Branch Transferee agrees to be bound by the terms of this Agreement and the Mining Pledge and the Economic Rights Pledge with respect to the applicable Concessions held by the Guarantor Local Branch in the same manner and to the same extent as though the Guarantor Local Branch Transferee was an original party hereto and thereto with respect to the applicable Concessions;

(e)	if the Guarantor Local Branch Transferee is the Parent Company at the top of its corporate chain, then the Guarantor Local Branch Transferee shall also agree to be the Payor under this Agreement and under the Mining Pledge and the Economic Rights Pledge with respect to the applicable Concessions in the Deed of Assumption in the place and stead of the Payor with respect to the applicable Concessions;

(f)	if the Guarantor Local Branch Transferee is not the Parent Company, then the Payor hereunder shall also be a transferor and Parent Company of the Guarantor Local Branch Transferee shall also execute and deliver the Deed of Assumption whereby such Parent Company of the Guarantor Local Branch Transferee agrees to be bound by the terms of this Agreement and the Mining Pledge and the Economic Rights Pledge with respect to the applicable Concessions and by all of the liabilities and obligations of the Payor transferor hereunder with respect to the applicable Concessions in the same manner and to the same extent as if the Parent Company of the Guarantor Local Branch was an original party hereto;

(g)	any such Guarantor Local Branch Disposition shall not relieve or discharge the Payor from any of its liabilities or obligations hereunder with respect to the applicable Concessions held by the applicable Guarantor Local Branch that might be existing at the time of closing of such Guarantor Local Branch Disposition, and the Royalty Holder may continue to look to the Payor for the performance thereof with respect to the applicable Concessions; and

(h)	any such Transfer which does not comply with the terms of this Agreement shall be null and void and of no force or effect.

It is understood and agreed that if there has been a Deed of Assumption with respect to a Subsidiary Disposition and / or an Asset Disposition for one but not both of the Guarantor Companies and / or Guarantor Local Branches, then this Agreement may be split into two agreements at the request of any party and the parties will act in a commercially reasonable manner in negotiating the split of any such agreement.

11.	GENERAL CONTRACT PROVISIONS

11.1.	Acknowledgement of Royalty Assignment

The Royalty Transferor hereby assigns and vests to the Royalty Holder its rights and interest in the Royalty under the Share Purchase Agreement, and the Payor and each of the Guarantors consent, acknowledge and accept such assignment, and deem that this Agreement supersedes and fulfills any terms and conditions required under the Share Purchase Agreement to complete it.

11.2.	Successors and Assigns

This Agreement shall enure to the benefit of and shall be binding on and enforceable by the Parties, and, where the context so permits, their respective successors and permitted assigns.

11.3.	Notice

All notices, requests, demands or other communications which by the terms hereof are permitted or required to be given by any Party to the other parties shall be given in writing by personal delivery or by email, addressed to such other Party or delivered to such other Party as follows:

to the Royalty Holder at:

Green Shift Commodities Ltd.

217 Queen Street West, 4th Floor

Toronto, ON M5V 0R2

Attention: Trumbull Fisher

Email: tfisher@greenshiftcommodities.com

With a copy to (which shall not constitute notice):

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance Street

Toronto ON M5H 0B4

Attention: Jamie Litchen

Email: jlitchen@cassels.com

to the Payor and the Guarantors at:

c/o Jaguar Uranium Corp.

150 King St W #200

Toronto, ON M5H 1J9

Attention: Luis Helguera, CEO

Email: luisducassi@hotmail.com

With a copy to (which shall not constitute notice):

TingleMerrett LLP

1250, 639 – 5th Ave. SW

Calgary, AB T2P 0M 9

Attention: Scott Reeves

Email: sreeves@tinglemerrett.com

or at such other addresses and to such other Person that may be given by any of them to the others in writing from time to time on two days’ prior written notice and such notices, requests, demands or other communications shall be deemed to have been received when delivered.

11.4.	Time of Essence

Time shall be of the essence of this Agreement in all respects.

11.5.	Further Assurances

Each Party shall from time to time promptly execute and deliver or cause to be executed and delivered all such further documents and instruments and shall do or cause to be done all such further acts and things in connection with this Agreement that the other Parties may require as being necessary or desirable in order to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement or any provision hereof.

11.6.	No Implied Covenants

The Parties agree that no implied covenants or duties relating to exploration, development, mining or the payment of production royalties or any other matters provided for herein shall affect any of their respective rights or obligations hereunder, and that the only covenants or duties which affect such rights and obligations shall be those expressly set out and provided for in this Agreement.

11.7.	Entire Agreement

This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, representations, warranties, obligations or other agreements among the Parties in connection with the subject matter of this Agreement (whether oral or written, express or implied, statutory or otherwise) except as explicitly set out in this Agreement.

11.8.	Amendment

No amendment of this Agreement shall be effective unless made in writing and signed by the Parties.

11.9.	Waiver

A waiver of any default, breach or non-compliance under this Agreement shall not be effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement will not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

11.10.	Severability

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

11.11.	Governing Law

This Agreement shall be governed by and construed in accordance with the Laws of the Province of Ontario and the Laws of Canada applicable therein and this Agreement shall be treated, in all respects, as an Ontario contract.

11.12.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which taken together shall be deemed to constitute one and the same instrument. To evidence its execution of an original counterpart of this Agreement, a Party may send a copy of its original signature on the execution page hereof to the other Party by facsimile transmission or other means of electronic transmission (including PDF) and such transmission shall constitute delivery of an executed copy of this Agreement to the receiving Party.

11.13.	Rule Against Perpetuities

If any right, power or interest of either Party in respect of the Royalty would violate the rule against perpetuities, then such right, power or interest shall terminate 20 years after the death of the last survivor of all the lineal descendants of His Majesty Prince Charles III of England, living on the date of execution of this Agreement. This clause is included given that the term of this Agreement is in perpetuity.

[signature blocks appear on next pages]

IN WITNESS WHEREOF the Parties have executed these presents as of the date and year first above written.

JAGUAR URANIUM CORP.

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD.

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD. SUCURSAL COLOMBIA

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the local branch

Per:
Name:
Title:
I have authority to bind the local branch

BERLIN (BVI) LIMITED

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

BERLIN BVI LIMITED SUCURSAL COLOMBIA

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the local branch

GREEN SHIFT COMMODITIES LTD.

Per:	/s/ Trumbull Fisher
Name:	Trumbull Fisher
Title:	Chief Executive Officer
I have authority to bind the corporation

GAIA ENERGY INC.

Per:	/s/ Trumbull Fisher
Name:	Trumbull Fisher
Title:	Chief Executive Officer
I have authority to bind the corporation

SCHEDULE “A”

DESCRIPTION OF CONCESSIONS AND CONCESSION APPLICATIONS

Part I – Description of Berlin Concessions

Title 736 17

Title 755 17

Title 664 17

Part II – Description of Concession Applications

Proposal 508202

Proposal 508645

Proposal 506138

SCHEDULE “B”

FORM OF THE PLEDGE AGREEMENT OVER FUTURE MINING PRODUCTS

See attached.

PLEDGE AGREEMENT OVER FUTURE MINING PRODUCTS

entered into by

Gaia Energy Investments Ltd.

(“Company 1”) and

Berlin (BVI) Limited

(“Company 2” and together with Company 1, the “Companies”)

and

Gaia Energy Investments Ltd Sucursal Colombia

(“Guarantor 1”)

and

Berlin (BVI) Limited Sucursal Colombia

(“Guarantor 2” and together with the Companies and Guarantor 1, the “Guarantors”)

and

Green Shift Commodities Ltd.

(the “Secured Party”) and

JAGUAR URANIUM CORP.

(the “Payor”)

March , 2024.

MINING PLEDGE AGREEMENT OVER FUTURE MINING PRODUCTS

Among the undersigned, namely:

(i)	GAIA ENERGY INVESTMENTS LTD, a business company existing under the laws of BVI with the company number 1022314 (“Guarantor 1”);

(ii)	BERLIN (BVI) LIMITED, a business company existing under the laws of BVI with the company number 2067901 (“Guarantor 2”, and, together with Guarantor 1, the “Companies”);

(iii)	GAIA ENERGY INVESTMENTS LTD SUCURSAL COLOMBIA, a local branch of Gaia Energy Investments Ltd, registered in Colombia with tax identification number 900127139- 6 (“Branch 1”);

(iv)	BERLIN (BVI) LIMITED SUCURSAL COLOMBIA, a local branch of Berlin (BVI) Limited, registered in Colombia with tax identification number 901598158-1 (“Branch 2”, and, together with the Companies and Branch 1, the “Guarantors”);

(v)	GREEN SHIFT COMMODITIES LTD., a corporation existing under the laws of the Province of Ontario with the company number 2088134 (the “Secured Party”, and, together with the Guarantors and the Payor, the “Parties”); and

(vi)	JAGUAR URANIUM CORP., a corporation existing under the laws of the Province of British Columbia with the company number BC1391795 (the “Payor”),

we have decided to enter into this closed and non-possessory pledge agreement (the “Agreement”) over future mining products which consist of the mining production derived from the Concessions, the Granted Concessions and the Concession Applications (each as defined below), which shall be governed by Colombian law and by the provisions herein, especially as established in Article 238 of Law 685 of 2001, Law 1676 of 2013 and articles 410, 411, 1200, 1202 y 1207 a 1220 of the Colombian Commercial Code, subject to the following:

PREAMBLE

(a) WHEREAS the Payor, the Guarantors and the Secured Party (and others) executed and delivered a share purchase agreement dated as of December 8, 2023 (the “Share Purchase Agreement”) pursuant to which Gaia Energy Inc. and the Secured Party sold to the Payor all of the shares of the Companies in consideration for among other things, the grant of a 1% net smelter return royalty ( the “Royalty”) on all the mining production from the Concessions, the Concession Applications and the Granted Concessions;

(b) AND WHEREAS the Secured Party, Gaia Energy Inc., the Payor and the Guarantors have executed and delivered a royalty agreement with respect to the Royalty dated as of the date hereof (the “Royalty Agreement”);

(c) AND WHEREAS the Payor owns all of the shares of the Companies;

(d) AND WHEREAS Branch 1 and Branch 2 are the local branches of the Companies;

(e) AND WHEREAS Branch 1 is the recorded and beneficial owner of the Concessions and Branch 2 is the recorded and beneficial owner of the Concession Applications and the future Granted Concessions;

(f) AND WHEREAS capitalized terms when used in these recitals and not otherwise defined in these recitals shall have the respective meanings set forth in Section 1.1;

(g) AND WHEREAS the Guarantors have each guaranteed the Royalty (and as a result thereof, have executed and delivered the Royalty Agreement) and in support of such guarantee, the Guarantors have each agreed to grant this Mining Pledge and to allow the Secured Party to register this Mining Pledge over all the mining production from the Concessions, the Concession Applications and the Granted Concessions in accordance with Applicable Law;

(h) NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, conditions and premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties do hereby covenant and agree as follows.

Consequently, and according to the foregoing recitals, the Parties have decided to enter into this Agreement in order to regulate the terms and conditions of the collateral granted herein which shall be governed by the following provisions:

CLAUSE I.
DEFINITIONS AND INTERPRETATION

Section 1.01. Defined Terms

The following terms have the meanings set forth below, wherever they appear in this Agreement. Capitalized terms in the first letter that are not defined in this Agreement shall have the definitions assigned to them in the Royalty Agreement.

“Agreement” has the meaning given to this term in the preamble of this document.

“Affiliates” means, with respect to any Person, any other Person, partnership, joint venture, corporation, or other form of enterprise who directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, and includes any Person in like relation to an Affiliate. A Person is deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; and the term “controlled” has a corresponding meaning.

“Applicable Laws” means, in relation to a particular Person, the laws, decrees, resolutions, ordinances, acts, orders, awards or judgments or, in general, regulations of mandatory compliance for such Person, including, without limitation, environmental or labor legislation, issued by any Governmental Authority from time to time.

2

“Business Day” means any day which is not a Saturday, Sunday or statutory holiday in Toronto, Ontario, Vancouver British Columbia or Bogotá, Colombia.

“Collateral” has the meaning assigned in Section 2.01.

“Colombia” means the Republic of Colombia.

“Concessions” has the meaning assigned in the Royalty Agreement.

“Concessions Applications” has the meaning assigned in the Royalty Agreement.

“Enforcement Events” has the meaning assigned in Section 5.02.

“Event of Default” shall be the failure of the Payor or the Guarantors to fulfill and/or comply with the Secured Obligations and any of the obligations set forth herein.

“Event of Default Notice” means the notice sent by the Secured Party to the Payor and the Guarantors stating that the Payor or the Guarantors have not paid the Royalty. An Event of Default Notice is not required to have been accepted by the Payor or any of the Guarantors to be valid.

“Fair Market Price” has the meaning assigned in Section 5.03.

“Governmental Authority” means the government of Colombia, or of any political subdivision thereof, whether national or departmental, whether part of the executive, legislative or judicial branch, whether state, regional, provincial, territorial or local, whether a municipality or district, as well as any governing body, government agency, unit, secretariat, administrative department, regulatory authority, registry, entity, court or authority (including, without limitation, banking and tax authorities), decentralized body or equivalent entity or any department or other political subdivision thereof, or any governmental body, authority (including any central bank or tax authority) or any entity exercising government, executive, legislative or judicial functions, whether domestic or foreign.

“Granted Concessions” has the meaning assigned in the Royalty Agreement.

“Guarantors” has the meaning assigned in the introductory paragraph of this Agreement. “Initiation Notice” has the meaning assigned in Section 5.03.

“Investment Bank” has the meaning assigned in Section 5.03.

“Law 1676” means Law 1676 of 2013 of Colombia including any Applicable Law that modifies, adds, or replaces it from time to time.

“Mining Authorities” means the Ministry of Mines and Energy and the National Mining Agency or any Person exercising the functions of such entities from time to time.

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“Mining Code” means Law 685 of 2001 of Colombia, including any Applicable Law that modifies, adds to, or replaces it from time to time.

“Mining Pledge” refers to a security by means of which the mining title holder pledges the future production of minerals emanating from the Concessions, the Concession Applications and the Granted Concessions contracts in accordance with Article 238 to 242 of the Mining Code.

“Net Smelter Return” has the meaning assigned in the Royalty Agreement.

“Participants” has the meaning assigned in Section 5.03.

“Parties” has the meaning assigned in the preamble of this Agreement.

“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, a Governmental Authority, and the executors, administrators or other legal representatives of an individual in such capacity.

“Pledged Assets” has the meaning assigned in Section 2.01.

“Power of Attorney” has the meaning assigned in Section 5.03.

“Products” means Uranium Bearing Products and Other Mineral Products as defined in the Royalty Agreement produced by means of the Concessions, the Concession Applications and the Granted Concessions. Products shall not include any material mined and removed from the Concessions, the Concession Applications and the Granted Concessions for use by the Payor or its Affiliates (including the Guarantors) for roads, foundations, concrete or other construction or industrial uses relating to the Concessions, the Concession Applications and the Granted Concessions or material that is processed that did not originate from the Concessions, the Concession Applications and the Granted Concessions and shall not include any material that is not recovered for commercial sale from ores extracted from the Concessions, the Concession Applications and the Granted Concessions including without limitation, reasonable quantities of Products which are not sold but which are used for assaying, treatment, amenability, metallurgical, test work or piloting.

“Registry of Security over Movable Assets” means the Colombian registry of securities over movable assets (Registro de Garantías Mobiliarias) created under Law 1676 and managed by Confecámaras (or any succeeding entity) or any other registry that replaces or succeeds such registry in the future.

“Royalty” means the net smelter return royalty to be paid to the Secured Party pursuant to the Royalty Agreement.

“Royalty Agreement” has the meaning assigned in the preamble of this Agreement. The pledge contained in this Agreement guarantees the Royalty payment agreed by parties in the Royalty Agreement.

“Secured Obligation” has the meaning assigned in Section 3.02.

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“Secured Party” has the meaning assigned to this term in the preamble of this Agreement.

“Selection Process” has the meaning assigned in Section 5.03.

Section 1.02. Rules of Interpretation

Unless the context of this Agreement requires otherwise, the following rules shall be used to interpret this Agreement:

(a)	headings are for convenience only and do not affect the interpretation of this Agreement;

(b)	the singular includes the plural and vice versa;

(c)	words of any gender include all genders;

(d)	other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(e)	the words ‘such as’, ‘including’, ‘particularly’ and similar expressions are not used as nor are intended to be interpreted as words of limitation;

(f)	a thing (including but not limited to a chose in action or other right) includes a part of that thing;

(g)	a reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this Agreement, unless expressed otherwise by Parties;

(h)	a Party includes its successors and permitted assigns;

(i)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j)	a reference to an agreement other than this Agreement includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing;

(k)	if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(l)	when the day on which something must be done is not a Business Day, that thing must be done on the following Business Day and in determining the time of day where relevant to this Agreement, the relevant time of day is, for the purposes of giving or receiving notices, the time of day where a Party receiving a notice is located or for any other purpose under this Agreement, the time of day in the place where the Party required to perform an obligation is located;

(m)	a reference to $ is to USD unless otherwise specifically provided for to the contrary herein; and

(n)	the singular includes the plural, and the plural includes the singular,

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CLAUSE II.
PURPOSE

Section 2.01. Purpose

Pursuant to the terms stipulated herein and in accordance with Articles 238 to 242 of the Mining Code and Law 1676, the Guarantors grant in favor of the Secured Party, a closed and non-possessory and first-rank, security interest over any and all (i) future production of minerals emanating from the Concessions, the Concession Applications and the Granted Concessions, (ii) future production of the Products of the Concessions, the Concession Applications and the Granted Concessions and (iii) proceeds derived from the sale or other transfer of (i) and (ii) above (collectively, the “Collateral” or the “Pledged Assets”).

The purpose of the Mining Pledge granted under this Agreement is to serve as a guaranty, and the Collateral to serve as security, in favor and for the benefit of the Secured Party in relation to the payment and performance of the Secured Obligations by the Payor and the Guarantors, when due under the Royalty Agreement. Furthermore, the Guarantors declare that the Collateral includes each and all of the Products that they have or may come to have at any time and undertake to take all measures deemed necessary to ensure that at all times the Collateral is made up of 100% of the Products owned by it. To such extent, the Products it owns or has right to in the present or in the future, as a result of any event or act emanating from, or related to the exploration and exploitation of, the Concessions, the Concession Applications and the Granted Concessions, shall be covered by this Agreement and shall constitute Collateral hereunder.

The granting of this security over the Collateral does not limit the Secured Party to enforce or foreclose on any other security available that is granted in favor of the Secured Party, nor to exercise any other actions to enforce the Secured Obligations. The Collateral shall remain in effect as long as the Secured Obligations exist, even if they are extended, modified, restructured, or novated, and shall cover the obligation arising from such extension, modification, restructuring or novation.

The Secured Party automatically and without any prior consent from the Guarantors shall have the right to register the pledge over the Collateral in the Registry of Security over Movable Assets or any other registration to be made under this Agreement, for the purpose of preserving the rights in favor of the Secured Party and the protection of the Secured Obligations.

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CLAUSE III.
SECURED OBLIGATIONS

Section 3.01. Particular Terms of the Secured Obligations

For the purposes of paragraph of Article 14 of the Law 1676, the Parties declare and acknowledge that the principal terms of the Secured Obligations, the Collateral and this Agreement are as follows:

Guarantors	Gaia Energy Investments Ltd., Berlin (BVI) Limited, Berlin (BVI) Limited Sucursal Colombia and Gaia Energy Investments Ltd Sucursal Colombia.

Nature of the Secured Obligations

The payment by the Payor and/or any Guarantor of the Royalty as agreed in the Royalty Agreement, as well as the payment of any fees, expenses, indemnities, interest, collection fees (including attorney’s fees) and any other amount, obligation or liability owed pursuant to or related to the payment of the Royalty (collectively, the “Secured Obligations”).

Maximum Secured Amount

US$30.0 million.

This amount is included solely as an estimation for purposes of Article 14 of Law 1676 of 2013, and in no event shall limit the amount of the Secured Obligations that is ultimately owed.

Term of the Collateral	Five (5) years counted from the date on which the collateral is registered in the Registry of Security over Movable Assets, which shall be automatically extended for additional periods of three (3) years, in accordance with the provisions of Law 1676 of 2013. For purposes of clarity, the security created by this Agreement shall remain in force (and its registration with the Registry of Security over Movable Assets shall be extended by the Secured Party as many times as necessary) until the date on which the Secured Obligations have been extinguished in their entirety.

Pledged Assets

Any and all (i) future production of minerals emanating from the Concessions, the Concession Applications and the Granted Concessions (as such terms are defined in this Agreement), (ii) future production of the Products of the Concessions, the Concession Applications and the Granted Concessions (as such terms are defined in this Agreement), and (iii) proceeds derived from the sale or other transfer of (i) and/or (ii) above, all in accordance with Articles 238 to 240 of the Mining Code.

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Section 3.02. Absolute Collateral

To the fullest extent permitted by Applicable Laws, the rights and remedies of the Secured Party under this Agreement, the Collateral and the obligations of the Guarantors under this Agreement are absolute, irrevocable and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or in any way affected by any circumstance or occurrence, until the termination of its term pursuant to the terms of Section 9.02 of this Agreement, including:

(a) Any renewal, extension, amendment, modification, addition of the Royalty Agreement or any instrument or agreement referred to therein, or any assignment or transfer thereof pursuant to the terms and conditions included in those agreements;

(b) Any waiver, extension, consent, restructuring, novation or other action or inaction under or with respect to any of the Secured Obligations, this Agreement, any part of the Royalty Agreement or other instrument or agreement relating to the foregoing, or any exercise or failure to exercise any right, power, remedy or privilege under or with respect to the Secured Obligations, this Agreement, any part of the Royalty Agreement or any other instrument or agreement relating to the foregoing;

(c) The granting of any additional security for the performance of any of the Secured Obligations in favor of the Secured Party or in favor of any other Person;

(d) Any substitution, sale, exchange, release, surrender or realization of, or upon any security interest in favor of the Secured Party or in favor of any other Person, or the failure to create, preserve, perfect, or protect any other lien granted in favor of the Secured Party; or

(e) The acceleration of the maturity of any of the Secured Obligations or any other change in the time of payment thereof.

(f) In the event that one or more of the Concessions, the Granted Concessions or the Concession Applications is terminated, declared null, void, ineffective under Colombian Law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the security granted under this Agreement with respect to any remaining Concessions, Granted Concessions or Concession Applications.

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CLAUSE IV.
COLLATERAL REGISTRATION

Section 4.01. Registration before the Registry of Security over Movable Assets

(a) The Guarantors agree, acknowledge, and authorize the Secured Party to register the Collateral with the Registry of Security over Movable Assets in accordance with the provisions of Law 1676, as well as to register any modification, extension, addition, enlargement, extension, or novation of this Agreement or the Collateral.

(b) In accordance with Article 21 of Law 1676, this Agreement shall be enforceable against third parties by registration in the Registry of Security over Movable Assets.

(c) For these purposes, the Secured Party may request the Payor and/or the Guarantors to sign or deliver in a timely manner any additional document or instrument and to take any subsequent measure or take any action deemed necessary or requested by the Secured Party in order to complete and register the corresponding registration forms in the Registry of Security over Movable Assets in an effective manner and in order to perfect and maintain the effectiveness of the Collateral; and the Payor and the Guarantors undertake to comply with any such request in a timely manner. Likewise, the Payor and the Guarantors undertake to deliver and/or sign all documents that may be necessary to modify, update or cancel the registration of this Agreement in the Registry of Security over Movable Assets and, if applicable, to permit the Secured Party to enforce or foreclose on the Collateral.

(d) Notwithstanding the provisions of this Agreement, the Payor and the Guarantors authorize the Secured Party to register the amendments thereto in the Registry of Security over Movable Assets while this Agreement is in force under the terms of this Section 4.01 and if there are outstanding balances of the Secured Obligations, in which case this Agreement’s amendments and its corresponding registration in the Registry of Security over Movable Assets shall be automatically extended for periods of three (3) years.

CLAUSE V.
ENFORCEMENT OF THE COLLATERAL

Section 5.01. Effect of an Event of Default

In the event of the occurrence of an Event of Default, the Secured Party shall proceed with the enforcement procedure it chooses in accordance with this CLAUSE V. The Secured Party shall notify the Payor and the Guarantors of the commencement of the enforcement process of the Collateral in compliance with Article 65 of Law 1676.

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Section 5.02. Enforcement Procedure

In order to enforce and foreclose on the Collateral, the Secured Party and the Guarantors expressly agree that the enforcement proceedings under this Agreement may be initiated upon the occurrence of an Event of Default (collectively, the “Enforcement Events”) by selecting at its discretion any of the following mechanisms governed by Applicable Laws:

(a) Special Enforcement Proceeding: Resorting to special enforcement through the mechanism provided in Section 6.03 of this Agreement;

(b) Judicial Collection Proceeding: Recourse to ordinary or executive jurisdiction courts in accordance with Title VI, Chapter IV of Law 1676, Articles 238 et seq. of the Mining Code and Articles 467 and 468 of Law 1564 of 2012; or

(c) Enforcement by Direct Payment Proceeding: Resorting to direct payment enforcement in accordance with Section 5.04 of this Agreement and article 69, paragraph 2 of Law 1676.

(d) Any costs arising from the enforcement of this Agreement and/or foreclosure of the Collateral shall be borne by the Payor and the Guarantors and may be deducted by the Secured Party from the resources resulting from the development of the proceedings for the enforcement of the Collateral.

(e) Except under the direct payment enforcement procedure (to the extent such exception is permitted by Applicable Laws), the Secured Party shall return to the Guarantors the excess, if any, of the sale of any Pledged Assets, after all Secured Obligations and related owed amounts have been paid to the Secured Party’s conformity.

Section 5.03. Special Enforcement Procedure

The Secured Party may resort to special enforcement of the Collateral in accordance with the procedure provided in this Section 5.03. The Secured Party, at any time after the occurrence of an Event of Default, may commence the special enforcement of the Collateral, by filing the appropriate registration form of enforcement in the Registry of Security over Movable Assets and complying with the requirements and steps set forth in Law 1676 related thereto (the “Initiation Notice”).

The Parties agree that the special enforcement proceeding shall be as follows:

(a) After the Initiation Notice has been given and once the opposition proceedings provided in Article 66 and Article 67 of Law 1676 have been completed, the Secured Party may proceed with the special enforcement of the Collateral before the Arbitration and Conciliation Center of the Bogotá Chamber of Commerce or before a notary public, at the election of the Secured Party.

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(b) The procedure for the special enforcement of the Collateral and for the disposition of the Pledged Assets shall be governed by the rules set forth in this Agreement, and, where not expressly regulated, as provided in Chapter III of Title VI of Law 1676 (under the heading “Special Enforcement of the Collateral”) and Decree 1835 of 2015, as applicable.

(c) Within fifteen (15) Business Days following the notifications, registrations and objection procedures described in the preceding paragraphs, the Secured Party:

(i)	may hire the services of an independent investment bank that it chooses at its discretion (the “Investment Bank”);

(ii)	once selected, the Investment Bank must immediately start the work and activities aimed at carrying out the valuation of the Pledged Assets and mechanisms commonly used and generally accepted as of recognized technical value by experts in valuation and sale processes of similar assets;

(iii)	the value defined by the Investment Bank in accordance with the criteria and rules provided above will be the fair market price in block or in its state of economic unit (the “Fair Market Price”);

(iv)	once approved by the Secured Party the structure and rules of the selection and sale process (the “Selection Process”) must be conducted in compliance with said terms, and in all cases following the following rules:

(1) The sale will have as reference price the Fair Market Price. For purposes of clarity, the Fair Market Price will be determined by the Investment Bank;

(2) None of the participants in the Selection Process may be the real beneficiary of the Guarantors at the time of the Selection Process or at the time of the award (the “Participants”). For the awarding of the Pledged Assets a plurality of Participants will not be necessary.

(3) The Pledged Assets will be awarded to the Participant who has offered the best price and payment conditions, which may not be less than the Fair Market Price.

(4) In the event that, within thirty (30) Business Days following the start of the Selection Process, no offers are submitted, the Secured Party in coordination with the Investment Bank, for fifteen (15) additional Business Days will start a new round of negotiation, with the objective of obtaining an offer that is not less than 85% of the Fair Market Price. The Pledged Assets will be awarded to the Participant who has offered the best price and payment conditions, which may not be less than 85% of the Fair Market Price.

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(5) Once the additional term mentioned in the previous numeral has expired without an offer equal to or greater than 85% of the Fair Market Price having been obtained, the Secured Party may choose at any time to pay the Secured Obligations directly with the Pledged Assets, receiving them in payment for 70% of the Fair Market Price thereof.

(6) Once a Participant is selected, the Pledged Assets will be transferred to it. For these purposes, through the signing of this Agreement, the Guarantors grant a broad and sufficient special power of attorney to the Secured Party so that, in the name and on behalf of the Guarantors, it may perform all the acts and sign all the documents and agreements that are necessary for the completion of the transfer, under the terms of this Agreement (the “Power of Attorney”). The Power of Attorney granted herein is irrevocable and has been granted for the benefit of the Secured Party. With the signing of this Agreement, the Secured Party irrevocably accepts the Power of Attorney conferred herein. If, for the purposes of the transfer, it is necessary to grant a power of attorney other than the previous one, the Guarantors undertake, unconditionally and irrevocably, to grant ample and sufficient power of attorney to the Secured Party, within three (3) Business Days following the request. of the Secured Party, so that the latter, in the name and representation of the Guarantors, performs all the acts and signs all the documents and agreements that are necessary for the completion of the transfer.

(7) Neither the Secured Party nor any representative shall be liable for any liability arising out of the exercise or purported exercise, or failure to exercise, any of their respective powers under this Agreement, except if, and to the extent that, such liability arises out of their own gross negligence or willful misconduct.

(d)	The decision to initiate the process of selecting a purchaser of the Pledged Assets shall be made by the Secured Party in its sole discretion. The Secured Party shall consider the interest of the Guarantors and shall seek to obtain the best price terms for the Pledged Assets from third parties. The Guarantors, following the instructions of the Secured Party, shall proceed with the transfer of the Pledged Assets to the purchaser by way of commercial purchase.

Section 5.04. Enforcement by Direct Payment

In the event of an Event of Default, the Secured Party may take ownership over the Pledged Assets as payment, becoming the sole owner of the Pledged Assets. Upon the enforcement by direct payment, without any authorization from the Guarantors being required, the Secured Party shall become the owner of the Pledged Assets.

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Section 5.05.Secured Party’s Liability

The Guarantors acknowledge and agree that the Secured Party, by virtue of the provisions of this Agreement, has all rights to perform any acts or things that it deems necessary to obtain performance of the Secured Obligations. The Guarantors further acknowledge and agree that the Secured Party shall have no liability whatsoever with respect to the aforesaid acts, and with respect to any effect such acts may have with respect to the Guarantors and their respective business.

Section 5.06.Cumulative Remedies

Any and all rights, powers, faculties and remedies specifically granted to the Secured Party are granted in addition to each of the other rights, powers, authorities and remedies specifically conferred to the Secured Party under the Royalty Agreement, whether under Applicable Laws or pursuant to acts or decisions of a Governmental Authority, and any and all such rights, powers and remedies, whether specifically conferred herein or otherwise existing from time to time or concurrently, may be exercised in whole or in part and as often and in such order as the Secured Party may deem advisable. All such rights, powers, faculties, and remedies shall be cumulative and the exercise or commencement of the exercise of one shall not waive any other such right. Neither the delay or omission by the Secured Party or extension of any of the Secured Obligations shall impair the Secured Party’s rights, powers, and remedies or constitute a waiver thereof with respect to, or acceptance of, an Event of Default. In the event that the Secured Party files any lawsuit or judicial or extrajudicial proceeding to enforce the rights set forth herein and obtains a favorable judgment or decision from the competent authority, then in such proceeding the Secured Party may recover the reasonable and duly documented expenses incurred, including attorney’s fees, and the sums due, whether or not determined in the judgment or by the competent authority.

CLAUSE VI.
CANCELLATION OF REGISTRATIONS

Section 6.01. Cancellation of Registration in the Registry of Security over Movable Assets

Within fifteen (15) Business Days following the termination of this Agreement under the terms of Section 10.02, the Secured Party shall proceed to request the cancellation of the registration of this Agreement or shall withdraw the request for registration of this Agreement if it has not been registered.

In the event that the Secured Party does not proceed to request the cancellation of the registration of this Agreement, or the withdrawal referred to in the immediately preceding paragraph, within the term of fifteen (15) Business Days indicated above, the procedure described in Article 76 of Law 1676 shall be followed.

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Section 6.02. Registration of the Enforcement Termination Form

Within fifteen (15) Business Days following the date of payment in full of the Secured Obligations, and provided that any enforcement proceeding initiated under the terms of CLAUSE V has come to an end or in the event of the occurrence of any of the events included in Article 31 of Decree 400 of 2014 as amended, the Secured Party shall proceed to register an enforcement termination form. In the event that the Secured Party fails to comply with the obligation to register the enforcement termination form, the Guarantors may demand its compliance by means of the procedure contemplated in Article 76 of Law 1676. There will also be room to register an enforcement termination form when the Secured Party does not initiate enforcement proceedings within thirty (30) Business Days after the registry of the enforcement termination form in accordance with Article 31 of Decree 400 of 2014.

CLAUSE VII.
OBLIGATIONS OF THE PARTIES

Section 7.01. Payor and Guarantors obligations

Each of the Payor and the Guarantors assume all obligations established in the Applicable Laws. Additionally, the Payor and the Guarantors undertake to:

(a) Refrain from granting to third parties any right, lien or security interest over the Products of any other Pledged Asset, and to refrain from imposing liens on the Products or any other Pledged Assets, except for those granted with the express, prior and written consent of the Secured Party;

(b) As soon as possible, sign and deliver any additional documents or instruments and advance any subsequent steps or take any action deemed necessary, or reasonably requested by the Secured Party in order to complete the registration of the Collateral under the terms of CLAUSE IV of this Agreement;

(c) Notify the Secured Party of any relevant circumstances with respect to the Concessions, the Concession Applications and the Granted Concessions, of which it becomes aware, that jeopardize the performance of the Secured Obligations and the obligations under this Agreement;

(d) Assume all expenses derived from the constitution, modification, extension, enforcement or cancellation of the Collateral;

(e) Notify the Secured Party of any seizure or encumbrances on the areas related to the Concessions, the Granted Concessions and the Concession Applications, immediately upon notification made by the competent Governmental Authority of such seizure;

(f) Promptly notify the Secured Party, and in any event within five (5) Business Days following the date on which the Guarantors effectively sell the Pledged Assets emanating from the Concessions, the Concession Applications and the Granted Concessions; and

(g) Abstain to perform or allowed to be performed, any act that may impair or terminate the Collateral in accordance with the terms of the Royalty Agreement.

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Section 7.02. Secured Party’s Obligations

The Secured Party assumes all obligations established in the Applicable Laws. Additionally, the Secured Party undertakes to:

(a) Refrain from making requirements or demands on the Payor or the Guarantors that are not necessary or reasonable to complete the registration of the Collateral under the terms of CLAUSE IV of this Agreement;

(b) Proceed to cancel the registration of the Collateral within the term agreed for such purpose in accordance with Section 6.01 of this Agreement, in the cases described therein;

(c) Proceed with the registration of the enforcement termination form under the terms of Section 7.02 of this Agreement; and

(d) Proceed to request the cancellation of the registration of the Collateral or the withdrawal of their request for registration of the Collateral before the Registry of Security over Movable Assets as applicable, in accordance with the provisions of Section 6.01 of this Agreement.

CLAUSE VIII.
REPRESENTATIONS AND WARRANTIES

Section 8.01. Payor and Guarantors Representations and Warranties

The Payor and the Guarantors, make and grant the following representations and warranties. It is understood that the statements contained in this Agreement were made for the purpose of having the Secured Party enter into this Agreement, and the Secured Party further acknowledges that the Secured Party has agreed to enter into this Agreement in reliance upon such statements and representations, relying fully upon the truth and accuracy of each such statement and representation:

(a) Each of the Payor and the Guarantors is a company duly incorporated and existing under the Applicable Laws of its country of domicile and is validly existing;

(b) Each of Branch 1 and Branch 2 is validly existing under the Applicable Laws of Colombia;

(c) Each of the Payor and the Guarantors has all the powers and corporate authority required to conduct its business, own property, enter into this Agreement and perform its obligations hereunder;

(d) No authorization, approval, filing, registration, or other action by any authority (except for the registry of the Collateral before the Registry of Security over Movable Assets) : (i) not obtained for the due execution and performance of this Agreement, or (ii) which must be obtained prior to the execution and performance of this Agreement,; is necessary or required of the Payor and the Guarantors for its validity or enforceability;

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(e) This Agreement is valid, legal, binding and enforceable as against each of the Payor and the Guarantors in accordance with its terms;

(f) The execution of this Agreement by the Payor and each of the Guarantors and the performance of the obligations contained herein do not contravene Applicable Laws, any provision of its own bylaws, or any provision contained in any concession agreement registered in their respective names, as well as any provision to the contrary in the other agreements or instruments to which any of them is a party;

(g) There are no legal actions or judicial proceedings, before any Governmental Authority that affect or could reasonably be expected to affect the financial condition or operation of the Payor or the Guarantors or the Payor’s or the Guarantors’ ability to perform their respective obligations under this Agreement, or that affect or could reasonably be expected to affect the legality, validity or enforceability of this Agreement on the terms contemplated as of the date of execution hereof.

Any misrepresentation or inaccuracy in the Payor’s or the Guarantors’ statements and representations contained in this Agreement shall constitute a default under this Agreement.

CLAUSE IX.
MISCELLANEOUS

Section 9.01. Amendments

This Agreement may only be modified by means of a written document signed by an authorized representative of each of the Parties. If required, any amendment to this Agreement shall be recorded by the Secured Party in the Registry of Security over Movable Assets, by means of the “Amendment Form” as provided in Law 1676.

Section 9.02. Term

This Agreement shall remain in full force and effect until the earlier of:

(a) The fulfilment and irrevocable fulfilment of the Secured Obligations to the Secured Party’s satisfaction; or

(b) A written release of the collateral issued by the Secured Party.

None of the Payor nor any of the Guarantors may request the partial cancellation or modification of the registry of this Agreement in the Registry of Security over Movable Assets for the partial payment of the Secured Obligations.

Section 9.03. Applicable Law

This Agreement shall be governed by, construed, and enforced in accordance with the laws of the Republic of Colombia.

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Section 9.04. Dispute Resolution

Any dispute arising from the interpretation of this Agreement shall be submitted to the jurisdiction of the courts of Colombia. To the extent permitted by Applicable Law, the Parties expressly and irrevocably waive any other jurisdiction that may apply.

Section 9.05. Indemnity

The Payor and the Guarantors shall indemnify and hold harmless the Secured Party, its representatives, agents, and officers from and against any liabilities, obligations, losses, damages, penalties, complaints, claims, actions, demands, suits, judgments, costs, and expenses, caused, imposed or brought against any of its representatives, agents and officers resulting from the operations or acts of the Payor and the Guarantors provided for in this Agreement.

Section 9.06. Nature of the Security

The Pledged Assets will be used for the payment of the totality of the Secured Obligations to the Secured Party.

Section 9.07. Notices

Any notice or any communication sent pursuant to this Agreement shall be made in writing. Any term that is established in this Agreement and that is triggered by a notice, shall be understood to begin on the date in which the relevant Party receives or sends the notice (as applicable). Unless otherwise indicated in this Agreement, it will be considered that any notices or communications have been given or sent properly when they have been delivered by hand or e-mail or certified air mail or courier service to the Person entitled to receive such notice or communication; or whenever they are delivered at the address of such party as specified below; or at any other address as has been indicated by notice given to the party sending the notice or communication; provided, however, that a change of address notice will only be effective from the moment when the respective party receives said notice. Likewise, the Parties accept that service of process or notice of any lawsuit, claim, action or proceeding derived from this Agreement be made at the following addresses:

Payor and Guarantors:

c/o Jaguar Uranium Corp. 150 King St W #200

Toronto, ON M5H 1J9

Attention: Luis Helguera, CEO

Email: luisducassi@hotmail.com

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Secured Party:

Green Shift Commodities Ltd.

217 Queen Street West, 4th Floor

Toronto, ON M5V 0R2

Attention: Trumbull Fisher

Email: tfisher@greenshiftcommodities.com

Any change of address or change in any other contact information shall be notified to the other Party in writing at least five (5) Business Days prior to the change of address becoming effective. If not so notified, such change will only be effective against the other Parties five (5) Business Days after such Party receives the change of address notice.

Section 9.08. No Waiver

No delay or failure to exercise any right, power or remedy under this Agreement shall affect or be construed as a waiver of any right, power, or remedy of the Secured Party. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any other remedies provided by Applicable Laws.

Section 9.09. Severability

In the event that one or more provisions of this Agreement is declared null, void, ineffective or contrary to Colombian law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the remaining stipulations or of the Agreement itself, which shall continue to be in full force and effect and enforceable against the Parties. Additionally, the Parties must carry out the necessary procedures or paperwork to replace the provision that was declared null, ineffective, or illegal for one that is legal, valid, and enforceable and that serves the same function and has the same effects of the provision declared null, ineffective, or contrary to law, as permitted by Applicable Laws. In the event that one or more of the Concessions, the Granted Concessions and/or the Concession Applications is terminated, declared null, void, ineffective under Colombian Law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the Collateral and the pledge regarding the remaining Concessions, the Granted Concessions and/or the Concession Applications.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed as of the date of this Agreement.

JAGUAR URANIUM CORP., as Payor

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD.
as Guarantor

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD.
SUCURSAL COLOMBIA, as Guarantor

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the local branch

Per:
Name:
Title:
I have authority to bind the local branch

BERLIN (BVI) LIMITED, as Guarantor

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the corporation

BERLIN (BVI) LIMITED SUCURSAL
COLOMBIA, as Guarantor

Per:	/s/ Luis Augusto Ducassi
Name:
Title:
I have authority to bind the local branch

GREEN SHIFT COMMODITIES LTD.,
as Secured Party

Per:
Name:	Trumbull Fisher
Title:	Chief Executive Officer
I have authority to bind the corporation

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SCHEDULE “C”

FORM OF ECONOMIC RIGHTS PLEDGE

See attached.

PLEDGE AGREEMENT OVER ECONOMIC RIGHTS

entered into by

Gaia Energy Investments Ltd.,

Berlin (BVI) Limited,

Gaia Energy Investments Ltd Sucursal Colombia,

Berlin (BVI) Limited Sucursal Colombia,

as the Guarantors;

Green Shift Commodities Ltd,

as the Secured Party

and

Jaguar Uranium Corp.,
as Payor

March_____, 2024.

PLEDGE AGREEMENT OVER ECONOMIC RIGHTS

Among the undersigned, namely:

(i) GAIA ENERGY INVESTMENTS LTD, a business company existing under the laws of BVI with the company number 1022314 ( “Guarantor 1”);

(ii) BERLIN (BVI) LIMITED, a business company existing under the laws of BVI with the company number 2067901 ( “Guarantor 2”, and, together with Guarantor 1, the “Companies”);

(iii) GAIA ENERGY INVESTMENTS LTD SUCURSAL COLOMBIA, a local branch of Gaia Energy Investments Ltd, registered in Colombia with tax identification number 900127139-6 (“Branch 1”);

(iv) BERLIN (BVI) LIMITED SUCURSAL COLOMBIA, a local branch of Berlin (BVI) Limited, registered in Colombia with tax identification number 901598158-1 (“Branch 2”, and, together with the Companies and Branch 1, the “Guarantors”);

(v) GREEN SHIFT COMMODITIES LTD., a corporation existing under the laws of the Province of Ontario with the company number 2088134 (the “Secured Party”, and, together with the Guarantors and the Payor, the “Parties”); and

(vi) JAGUAR URANIUM CORP., a corporation existing under the laws of the Province of British Columbia with the company number BC1391795(the “Payor”),

We have decided to enter into this non possessory pledge agreement over economic rights (the “Agreement”) on the sale of the mining production derived from the Concessions, the Granted Concessions and the Concession Applications (each as defined below), which shall be governed by Colombian law and by the provisions herein, especially as established in Law 1676 of 2013 and articles 410, 411, 1200, 1202 and 1207 to 1220 of the Colombian Commercial Code, subject to the following:

PREAMBLE

(a) WHEREAS the Payor, the Guarantors and the Secured Party (and others) executed and delivered a share purchase agreement dated as of December 8, 2023 (the “Share Purchase Agreement”) pursuant to which Gaia Energy Inc. and the Secured Party sold to the Payor all of the shares of the Companies in consideration for among other things, the grant of a 1% net smelter return royalty ( the “Royalty”) on all the mining production from the Concessions, the Concession Applications and the Granted Concessions ;

(b) AND WHEREAS the Secured Party, Gaia Energy Inc., the Payor and the Guarantors have executed and delivered a royalty agreement with respect to the Royalty dated as of the date hereof (the “Royalty Agreement”);

(c) AND WHEREAS the Payor owns all of the shares of the Companies;

(d) AND WHEREAS Branch 1 and Branch 2 are the local branches of the Companies;

(e) AND WHEREAS Branch 1 is the recorded and beneficial owner of the Concessions and Branch 2 is the recorded and beneficial owner of the Concession Applications and the future Granted Concessions;

(f) AND WHEREAS capitalized terms when used in these recitals and not otherwise defined in these recitals shall have the respective meanings set forth in Section 1.1;

(g) AND WHEREAS the Guarantors have each guaranteed the Royalty (and as a result thereof, have executed and delivered the Royalty Agreement) and in support of such guarantee, the Guarantors have each agreed to allow the Secured Party to register a pledge agreement over the economic rights derived from the sale of the mining production from the Concessions, the Concession Applications, and the Granted Concessions in accordance with Applicable Law;

(h) NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, conditions and premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties do hereby covenant and agree as follows.

The Parties have decided to enter into this Agreement in order to regulate the terms and conditions of the collateral granted herein which shall be governed by the following provisions:

CLAUSE I.
DEFINITIONS AND INTERPRETATION

Section 1.01. Defined Terms

The following terms have the meanings set forth below, wherever they appear in this Agreement. Capitalized terms in the first letter that are not defined in this Agreement shall have the definitions assigned to them in the Royalty Agreement.

“Agreement” has the meaning given to this term in the preamble of this document.

“Affiliates” means, with respect to any Person, any other Person, partnership, joint venture, corporation, or other form of enterprise who directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, and includes any Person in like relation to an Affiliate. A Person is deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; and the term “controlled” has a corresponding meaning.

“Applicable Laws” means, in relation to a particular Person, the laws, decrees, resolutions, ordinances, acts, orders, awards or judgments or, in general, regulations of mandatory compliance for such Person, including, without limitation, environmental or labor legislation, issued by any Governmental Authority from time to time.

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“Business Day” means any day which is not a Saturday, Sunday or statutory holiday in Toronto, Ontario, Vancouver British Columbia or Bogotá, Colombia.

“Collateral” has the meaning assigned in Section 2.01.

“Colombia” means the Republic of Colombia.

“Concessions” has the meaning assigned in the Royalty Agreement.

“Concessions Applications” has the meaning assigned in the Royalty Agreement.

“Economic Rights” means any and all present and future economic rights (or rights to receive payment) of each of the Guarantors under any Purchase Agreement, including but not limited to, all purchase price payments, interest of any kind (including remuneration or default interest), costs, expenses, indemnities or other charges generated now or in the future in favour of any of the Guarantors by virtue of, or under, or related to or in connection with, the any Purchase Agreement, whether or not they are instrumented in or backed by securities, negotiable instruments such as promissory notes or invoices, or have been assumed through, or agreed in, any other document, act or instrument.

“Enforcement Events” has the meaning assigned in Section 5.02.

“Event of Default” shall be the failure of the Payor or the Guarantors to fulfill and/or comply with the Secured Obligations and any of the obligations set forth herein.

“Event of Default Notice” means the notice sent by the Secured Party to the Payor and the Guarantors stating that the Payor or the Guarantors have not paid the Royalty. An Event of Default Notice is not required to have been accepted by the Payor or any of the Guarantors to be valid.

“Fair Market Price” has the meaning assigned in Section 5.03.

“Governmental Authority” means the government of Colombia, or of any political subdivision thereof, whether national or departmental, whether part of the executive, legislative or judicial branch, whether state, regional, provincial, territorial or local, whether a municipality or district, as well as any governing body, government agency, unit, secretariat, administrative department, regulatory authority, registry, entity, court or authority (including, without limitation, banking and tax authorities), decentralized body or equivalent entity or any department or other political subdivision thereof, or any governmental body, authority (including any central bank or tax authority) or any entity exercising government, executive, legislative or judicial functions, whether domestic or foreign.

“Granted Concessions” has the meaning assigned in the Royalty Agreement.

“Guarantors” has the meaning assigned in the introductory paragraph of this Agreement.

“Initiation Notice” has the meaning assigned in Section 5.03.

“Investment Bank” has the meaning assigned in Section 5.03.

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“Law 1676” means Law 1676 of 2013 including any Applicable Law that modifies, adds, or replaces it from time to time.

“Net Smelter Return” has the meaning assigned in the Royalty Agreement.

“Participants” has the meaning assigned in Section 5.03.

“Parties” has the meaning assigned in the preamble of this Agreement.

“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, a Governmental Authority, and the executors, administrators or other legal representatives of an individual in such capacity.

“Pledged Assets” has the meaning assigned in Section 2.01.

“Power of Attorney” has the meaning assigned in Section 5.03.

“Products” means Uranium Bearing Products and Other Mineral Products as defined in the Royalty Agreement produced by means of the Concessions, the Concession Applications and the Granted Concessions. Products shall not include any material mined and removed from the Concessions, the Concession Applications and the Granted Concessions for use by the Payor or its Affiliates (including the Guarantors) for roads, foundations, concrete or other construction or industrial uses relating to the Concessions, the Concession Applications and the Granted Concessions or material that is processed that did not originate from the Concessions, the Concession Applications and the Granted Concessions and shall not include any material that is not recovered for commercial sale from ores extracted from the Concessions, the Concession Applications and the Granted Concessions including without limitation, reasonable quantities of Products which are not sold but which are used for assaying, treatment, amenability, metallurgical, test work or piloting.

“Purchase Agreement” means any and all of the agreements, documented in any form, whether written or oral, pursuant to which the Guarantors sell, or agree to sell in the future, transfer, assign, donate or provide an option (or similar instrument) for the purchase of, the mining production (including but not limited to, the Products) of the Concessions, the Concession Applications and the Granted Concessions, including but not limited to, all agreements described in Exhibit A of this Agreement.

“Registry of Security over Movable Assets” means the Colombian registry of securities over movable assets (Registro de Garantías Mobiliarias) created under Law 1676 and managed by Confecámaras (or any succeeding entity) or any other registry that replaces or succeeds such registry in the future.

“Royalty” means the net smelter return royalty to be paid to the Secured Party pursuant to the Royalty Agreement.

“Royalty Agreement” has the meaning assigned in the preamble of this Agreement. The pledge contained in this Agreement guarantees the Royalty payment agreed by parties in the Royalty Agreement.

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“Secured Obligation” has the meaning assigned in Section 2.01.

“Secured Party” has the meaning assigned to this term in the preamble of this Agreement.

“Selection Process” has the meaning assigned in Section 5.03.

Section 1.02. Rules of Interpretation

Unless the context of this Agreement requires otherwise, the following rules shall be used to interpret this Agreement:

(a) headings are for convenience only and do not affect the interpretation of this Agreement;

(b) the singular includes the plural and vice versa;

(c) words of any gender include all genders;

(d) other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(e) the words ‘such as’, ‘including’, ‘particularly’ and similar expressions are not used as nor are intended to be interpreted as words of limitation;

(f) a thing (including but not limited to a chose in action or other right) includes a part of that thing;

(g) a reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this Agreement, unless expressed otherwise by Parties;

(h) a Party includes its successors and permitted assigns;

(i) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j) a reference to an agreement other than this Agreement includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing;

(k) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(l) when the day on which something must be done is not a Business Day, that thing must be done on the following Business Day and in determining the time of day where relevant to this Agreement, the relevant time of day is, for the purposes of giving or receiving notices, the time of day where a Party receiving a notice is located or for any other purpose under this Agreement, the time of day in the place where the Party required to perform an obligation is located;

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(m) a reference to $ is to USD unless otherwise specifically provided for to the contrary herein; and

(n) the singular includes the plural, and the plural includes the singular,

CLAUSE II.
PURPOSE

Section 2.01. Purpose

Pursuant to the terms stipulated herein and in accordance with Law 1676, the Guarantors grant in favor and for the benefit of the Secured Party, a non possessory first-ranking security interest over any and all Economic Rights, present and future, contained in, that arise from or may arise from, any and all Purchase Agreements (the “Collateral” or the “Pledged Assets”)).

The purpose of the pledge granted under this Agreement is to serve as a guaranty, and the Collateral to serve as security in favour of and for the benefit of the Secured Party in relation to the payment and performance of the Secured Obligations by the Payor and the Guarantors, when due under the Royalty Agreement. Furthermore, the Guarantors declare that the Collateral includes each and all of the Economic Rights they have or may come to have at any time and undertake to take all measures deemed necessary to ensure that at all times the Collateral is made up of 100% of the Economic Rights owned by it. To such extent, the Economic Rights it owns or has the right to in the present or in the future, as a result of any event or act related to the Royalty and to the sale, disposition or other transfer of the Products, shall be covered by this Agreement and shall constitute the Collateral hereunder.

The granting of this security over the Collateral does not limit the Secured Party to enforce or foreclose on any other security available that is granted in favor of the Secured Party, nor to exercise any other actions to enforce the Secured Obligations. The Collateral shall remain in effect as long as the Secured Obligations exist, even if they are extended, modified, restructured, or novated, and shall cover the obligation arising from such extension, modification, restructuring or novation.

The Secured party automatically and without any prior consent from the Guarantors shall have the right to register the pledge over the Collateral in the Registry of Security over Movable Assets or any other registration to be made under this Agreement, for the purpose of preserving the rights in favour of the Secured Party and the protection of the Secured Obligations.

Section 2 02. Determination of any Undetermined Pledged Assets

The Guarantors shall promptly notify the Secured Party whenever they enter into a Purchase Agreement. To do so, the relevant Guarantor shall send a notification to the Secured Party, with a copy to all other Parties of this Agreement, notifying it of such Purchase Agreement and attaching an updated copy of Exhibit [A] where it includes the main terms of such Purchase Agreement.

The Parties agree that whenever a Guarantor enters into a Purchase Agreement, Exhibit A of this Agreement shall be automatically modified to include such Purchase Agreements.

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The Parties accept, understand and acknowledge that whenever a Guarantor enters into any Purchase Agreement, the security interest created herein shall be created automatically over the Pledged Assets contained or associated with such Purchase Agreement. Any failure by a Guarantor to notify and/or update Exhibit [A] of this Agreement, shall not affect the creation of such security interest or the fact that the Economic Rights derived thereunder will be considered as Collateral and will have an automatic security interest over them created in favor of the Secured Party.

CLAUSE III.
OBLIGATIONS

Section 3.01. Particular Terms of the Secured Obligations

For the purposes of paragraph of Article 14 of the Law 1676, the Parties declare and acknowledge that the principal terms of the Secured Obligations, the Collateral and of this Agreement are as follows:

Guarantors	Gaia Energy Investments Ltd., Berlin (BVI) Limited, Berlin (BVI) Limited Sucursal Colombia and Gaia Energy Investments Ltd Sucursal Colombia.

Secured Obligations	The payment by the Payor and any Guarantor of the Royalty as agreed in the Royalty Agreement as well as the payment of any fees, expenses, indemnities, interest, collection fees (including attorney’s fees) and any other amount, obligation or liability, owed pursuant to or related to the payment of the Royalty. (collectively, the “Secured Obligations”).

Maximum Secured Amount

US$30.0 million.

This amount is included solely as an estimation for purposes of Article 14 of Law 1676 of 2013, and in no event shall limit the amount of the Secured Obligations that is ultimately owed.

Term of the Collateral	Five (5) years counted from the date on which the collateral is registered in the Registry of Security over Movable Assets, which shall be automatically extended for additional periods of three (3) years, in accordance with the provisions of Law 1676 of 2013. For purposes of clarity, the security created by this Agreement shall remain in force (and its registration with the Registry of Security over Movable Assets shall be extended by the Secured Party as many times as necessary) until the date on which the Secured Obligations have been extinguished in their entirety.

Pledged Assets	Any and all Economic Rights (as defined in the Agreement), present and future, contained in, that arise or may arise from, any and all Purchase Agreements (as defined in the Agreement).

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Section 3.02. Absolute Collateral

To the fullest extent permitted by Applicable Laws, the rights and remedies of the Secured Party under this Agreement, the Collateral and the obligations of the Guarantors under this Agreement are absolute, irrevocable and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or in any way affected by any circumstance or occurrence, until the termination of its term pursuant to the terms of Section 9.02 of this Agreement, including:

(a) Any renewal, extension, amendment, modification, addition of the Royalty Agreement or any instrument or agreement referred to therein, or any assignment or transfer thereof pursuant to the terms and conditions included in those agreements;

(b) Any waiver, extension, consent, restructuring, novation or other action or inaction under or with respect to any of the Secured Obligations, this Agreement, any part of the Royalty Agreement or other instrument or agreement relating to the foregoing, or any exercise or failure to exercise any right, power, remedy or privilege under or with respect to the Secured Obligations, this Agreement, any part document of the Royalty Agreement or any other instrument or agreement relating to the foregoing;

(c) The granting of any additional security for the performance of any of the Secured Obligations in favor of the Secured Party or in favor of any other Person;

(d) Any substitution, sale, exchange, release, surrender or realization of, or upon any security interest in favor of the Secured Party or in favor of any other Person, or the failure to create, preserve, perfect, or protect any other lien granted in favor of the Secured Party; or

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(e) The acceleration of the maturity of any of the Secured Obligations or any other change in the time of payment thereof.

(f) In the event that one or more of the Concessions, the Granted Concessions or the Concession Applications is terminated, declared null, void, ineffective under Colombian Law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the security granted under this Agreement with respect to the remaining Concessions, Granted Concessions or Concession Applications.

CLAUSE IV. COLLATERAL REGISTRATION

Section 4.01. Registration before the Registry of Security over Movable Assets

(a) The Guarantors agree, acknowledge, and authorize the Secured Party to register the Collateral with the Registry of Security over Movable Assets in accordance with the provisions of Law 1676, as well as to register any modification, extension, addition, enlargement, extension, or novation of this Agreement or the Collateral.

(b) In accordance with Article 21 of Law 1676, this Agreement shall be enforceable against third parties by registration in the Registry of Security over Movable Assets.

(c) For these purposes, the Secured Party may request the Payor and/or the Guarantors to sign or deliver in a timely manner any additional document or instrument and to take any subsequent measure or take any action deemed necessary or requested by the Secured Party in order to complete and register the corresponding registration forms in the Registry of Security over Movable Assets in an effective manner and in order to perfect and maintain the effectiveness of the Collateral; and the Payor and the Guarantors undertake to comply with any such request in a timely manner. Likewise, the Payor and the Guarantors undertake to deliver and/or sign all documents that may be necessary to modify, update or cancel the registration of this Agreement in the Registry of Security over Movable Assets and, if applicable, to permit the Secured Party to enforce or foreclose on the Collateral.

(d) Notwithstanding the provisions of this Agreement, the Payor and the Guarantors authorize the Secured Party to register the amendments thereto in the Registry of Security over Movable Assets while this Agreement is in force under the terms of this Section 4.01 and if there are outstanding balances of the Secured Obligations, in which case this Agreement’s amendments and its corresponding registration in the Registry of Security over Movable Assets shall be automatically extended for periods of three (3) years.

CLAUSE V.
ENFORCEMENT OF THE COLLATERAL

Section 5.01. Effect of an Event of Default

In the event of the occurrence of an Event of Default, the Secured Party shall proceed with the enforcement procedure it chooses in accordance with this CLAUSE V. The Secured Party shall notify the Payor and the Guarantors of the commencement of the enforcement process of the Collateral in compliance with Article 65 of Law 1676.

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Section 5.02 .Enforcement Procedure

In order to enforce and foreclose the Collateral, the Secured Party, the Payor and the Guarantors expressly agree that the enforcement proceedings under this Agreement may be initiated upon the occurrence of an Event of Default (collectively, the “Enforcement Events”), by selecting, at its discretion, any of the following mechanisms governed by Applicable Laws;

(a) Special Enforcement Proceeding: Resorting to special enforcement through the mechanism provided in Section 6.03 of this Agreement;

(b) Judicial Collection Proceeding: Recourse to ordinary or executive jurisdiction courts in accordance with Title VI, Chapter IV of Law 1676; or

(c) Enforcement by Direct Payment Proceeding: Resorting to direct payment enforcement in accordance with Section 5.04 of this Agreement and article 69, paragraph 2 of Law 1676.

(d) Any costs arising from the enforcement of this Agreement and/or foreclosure of the Collateral shall be borne by the Payor and the Guarantors and may be deducted by the Secured Party from the resources resulting from the development of the proceedings for the enforcement of the Collateral.

(e) Except under the direct payment enforcement procedure (to the extent such exception is permitted by Applicable Laws), the Secured Party shall return to the Guarantors the excess of the pledged Economic Rights, if any, of the sale of any Pledged Assets, after all Secured Obligations and related owed amounts have been paid to the Secured Party’s conformity .

Section 5.03. Special Enforcement Procedure

The Secured Party may resort to special enforcement of the Collateral in accordance with the procedure provided in this Section 5.03. The Secured Party, at any time after the occurrence of an Event of Default, may commence the special enforcement of the Collateral, by filing the appropriate registration form of enforcement in the Registry of Security over Movable Assets and complying with the requirements and steps set forth in Law 1676 related thereto(the “Initiation Notice”).

The Parties agree that the special enforcement procedure shall be as follows:

(a) After the Initiation Notice has been given and once the opposition proceedings provided in Article 66 and Article 67 of Law 1676 have been completed, the Secured Party may proceed with the special enforcement of the Collateral before the Arbitration and Conciliation Center of the Bogotá Chamber of Commerce or notary public, at the election of the Secured Party.

(b) The procedure for the special enforcement of the Collateral and for the disposition of the Pledged Assets shall be governed by the rules set forth in this Agreement, and where not expressly regulated, as provided in Chapter III of Title VI of Law 1676 (under the heading “Special Enforcement of the Collateral”) and Decree 1835 of 2015, as applicable.

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(c) Within fifteen (15) Business Days following the notifications, registrations and objection procedures described in the preceding paragraphs, the Secured Party:

(i)	may hire the services of an independent investment bank that it chooses at its discretion (the “Investment Bank”);

(ii)	once selected, the Investment Bank must immediately start the work and activities aimed at carrying out the valuation of the Pledged Assets and mechanisms commonly used and generally accepted as of recognized technical value by experts in valuation and sale processes of similar assets;

(iii)	the value defined by the Investment Bank in accordance with the criteria and rules provided above will be the fair market price in block or in its state of economic unit (the “Fair Market Price”);

(iv)	once approved by the Secured Party the structure and rules of the selection and sale process (the “Selection Process”) must be conducted in compliance with said terms, and in all cases following the following rules:

(1) The sale will have as reference price the Fair Market Price. For purposes of clarity, the Fair Market Price will be determined by the Investment Bank;

(2) None of the participants in the Selection Process may be the real beneficiary of the Guarantors at the time of the Selection Process or at the time of the award (the “Participants”). For the awarding of the Pledged Assets a plurality of Participants will not be necessary.

(3) The Pledged Assets will be awarded to the Participant who has offered the best price and payment conditions, which may not be less than the Fair Market Price.

(4) In the event that, within thirty (30) Business Days following the start of the Selection Process, no offers are submitted, the Secured Party in coordination with the Investment Bank, for fifteen (15) additional Business Days will start a new round of negotiation, with the objective of obtaining an offer that is not less than 85% of the Fair Market Price. The Pledged Assets will be awarded to the Participant who has offered the best price and payment conditions, which may not be less than 85% of the Fair Market Price.

(5) Once the additional term mentioned in the previous numeral has expired without an offer equal to or greater than 85% of the Fair Market Price having been obtained, the Secured Party may choose at any time to pay the Secured Obligations directly with the Pledged Assets, receiving them in payment for 70% of the Fair Market Price thereof.

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(6) Once a Participant is selected, the Pledged Assets will be transferred to it, having obtained the required authorizations to accede the respective Purchase Agreement, if applicable. For these purposes, through the signing of this Agreement, the Guarantors grant a broad and sufficient special power of attorney to the Secured Party so that, in the name and on behalf of the Guarantors, it may perform all the acts and sign all the documents and agreements that are necessary for the completion of the transfer, under the terms of this Agreement (the “Power of Attorney”). The Power of Attorney granted herein is irrevocable and has been granted for the benefit of the Secured Party. With the signing of this Agreement, the Secured Party irrevocably accepts the Power of Attorney conferred herein. If, for the purposes of the transfer, it is necessary to grant a power of attorney other than the previous one, the Guarantors undertake, unconditionally and irrevocably, to grant ample and sufficient power of attorney to the Secured Party, within three (3) Business Days following the request. of the Secured Party, so that the latter, in the name and representation of the Guarantors, performs all the acts and signs all the documents and agreements that are necessary for the completion of the transfer.

(7) Neither the Secured Party nor any representative shall be liable for any liability arising out of the exercise or purported exercise, or failure to exercise, any of their respective powers under this Agreement, except if, and to the extent that, such liability arises out of their own gross negligence or willful misconduct.

(d) The decision to initiate the process of selecting a purchaser of the Pledged Assets shall be made by the Secured Party in its sole discretion. The Secured Party shall consider the interest of the Guarantors and shall seek to obtain the best price terms for the Pledged Assets from third parties. The Guarantors, following the instructions of the Secured Party, shall proceed with the transfer of the Pledged Assets to the purchaser by way of commercial purchase.

Section 5.04. Enforcement by Direct Payment

In the event of an Event of Default, the Secured Party may appropriate the Pledged Assets as payment, becoming the sole owner of the Pledged Assets. Upon the enforcement by direct payment, without any authorization from the Guarantors being required, the Secured Party shall become the owner of the Pledged Assets.

Section 5.05. Secured Party’s Liability

The Guarantors acknowledge and agree that the Secured Party, by virtue of the provisions of this Agreement and has all rights to perform any acts or things that it deems necessary to obtain performance of the Secured Obligations. The Guarantors further acknowledge and agree that the Secured Party shall have no liability whatsoever with respect to the aforesaid acts, and with respect to any effect such acts may have with respect to the Guarantors and their respective business.

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Section 5.06. Cumulative Remedies

Any and all rights, powers, faculties and remedies specifically granted to the Secured Party are granted in addition to each of the other rights, powers, authorities and remedies specifically conferred to the Secured Party under the Royalty Agreement, whether under Applicable Laws or pursuant to acts or decisions of a Governmental Authority, and any and all such rights, powers and remedies, whether specifically conferred herein or otherwise existing from time to time or concurrently, may be exercised in whole or in part and as often and in such order as the Secured Party may deem advisable. All such rights, powers, faculties, and remedies shall be cumulative and the exercise or commencement of the exercise of one shall not waive any other such right. Neither the delay or omission by the Secured Party or extension of any of the Secured Obligations shall impair the Secured Party’s rights, powers, and remedies or constitute a waiver thereof with respect to, or acceptance of, an Event of Default. In the event that the Secured Party files any lawsuit or judicial or extrajudicial proceeding to enforce the rights set forth herein and obtains a favorable judgment or decision from the competent authority, then in such proceeding the Secured Party may recover the reasonable and duly documented expenses incurred, including attorney’s fees, and the sums due, whether or not determined in the judgment or by the competent authority.

CLAUSE VI.
CANCELLATION OF REGISTRATIONS

Section 6.01. Cancellation of Registration in the Registry of Security over Movable Assets

Within fifteen (15) Business Days following the termination of this Agreement under the terms of Section 9.02, the Secured Party shall proceed to request the cancellation of the registration of this Agreement or shall withdraw the request for registration of this Agreement if it has not been registered.

In the event that the Secured Party does not proceed to request the cancellation of the registration of this Agreement , or the withdrawal referred to in the immediately preceding paragraph of this Agreement, within the term of fifteen (15) Business Days indicated above, the procedure described in Article 76 of Law 1676 shall be followed.

Section 6.02. Registration of the Enforcement Termination Form

Within fifteen (15) Business Days following the date of payment in full of the Secured Obligations, and provided that any enforcement proceeding initiated under the terms of CLAUSE V has come to an end or in the event of the occurrence of any of the events included in Article 31 of Decree 400 of 2014 as amended, the Secured Party shall proceed to register an enforcement termination form. In the event that the Secured Party fails to comply with the obligation to register the enforcement termination form, the Guarantors may demand its compliance by means of the procedure contemplated in Article 76 of Law 1676. There will also be room to register an enforcement termination form when the Secured Party does not initiate enforcement proceedings within thirty (30) Business Days after the registry of the enforcement termination form in accordance with Article 31 of Decree 400 of 2014.

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CLAUSE VII.
OBLIGATIONS OF THE PARTIES

Section 7.01. Payor and Guarantors’ Obligations

Each of the Payor and the Guarantors assume all obligations established in the Applicable Laws. Additionally, the Payor and the Guarantors undertake to:

(a) Refrain from granting to third parties any right, lien or security interest over the Products or any other Pledged Assets, and to refrain from imposing liens on the Products or any other Pledged Assets, except for those granted with the express, prior and written consent of the Secured Party;

(b) As soon as possible, sign and deliver any additional documents or instruments and advance any subsequent steps or take any action deemed necessary, or reasonably requested by the Secured Party in order to complete the registration of the Collateral under the terms of CLAUSE V of this Agreement;

(c) Notify the Secured Party of any relevant circumstances with respect to the Concessions, the Concession Applications and the Granted Concessions, of which it becomes aware, that jeopardize the performance of the Secured Obligations and the obligations under this Agreement;

(d) Assume all expenses derived from the constitution, modification, extension, enforcement or cancellation of the Collateral;

(e) Refrain from selling or promising to sell, granting options, disposing of, assigning, pledging or otherwise transferring, encumbering, affecting or limiting its rights with respect to the Pledged Assets without the prior express authorization of the Secured Party (granted directly or through the Person designated by the Secured Party);

(f) Notify the Secured Party of any seizure or encumbrances on the areas related to the Concessions, the Granted Concessions and the Concession Applications, immediately upon notification made by the competent Governmental Authority of such seizure;

(g) Promptly notify the Secured Party, and in any event within five (5) Business Days following the date on which the Guarantors effectively sell the Products emanating from the Concessions, the Concession Applications and the Granted Concessions;

(h) Maintain the Collateral over the entirety of the Pledged Assets;

(i) Abstain from assigning, endorsing (in property, guaranty or otherwise) (endoso en propiedad, en garantía u otro) or transferring in any way any security, negotiable instrument or other document that contains, instruments, documents, or is granted in connection with, any of the Economic Rights;

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(j) Within five (5) Business Days following the entering into or execution (firma) of any Purchase Agreement, provide a notification to the Secured Party notifying of the existence of such agreement and updating Exhibit [A] to include the agreement; and

(k) Abstain to perform or allowed to be performed, any act that may impair or terminate the Collateral in accordance with the terms of the Royalty Agreement.

Section 7.02 Secured Party’s Obligations

The Secured Party assumes all obligations established in the Applicable Laws. Additionally, the Secured Party undertakes to:

(a) Refrain from making requirements or demands on the Payor or the Guarantors that are not necessary or reasonable to complete the registration of the Collateral under the terms of CLAUSE IV of this Agreement;

(b) Proceed to cancel the registration of the Collateral within the term agreed for such purpose in accordance with Section 6.01 of this Agreement, in the cases described therein;

(c) Proceed with the registration of the enforcement termination form under the terms of Section 7.02 of this Contract; and

(d) Proceed to request the cancellation of the registration of the Collateral or the withdrawal of their request for registration of the Collateral before the Registry of Security over Movable Assets as applicable, in accordance with the provisions of Section 6.01 of this Agreement.

CLAUSE VIII.
REPRESENTATIONS AND WARRANTIES

Section 8.01 Payor and Guarantors Representations and Warranties

The Payor and the Guarantors, make and grant the following representations and warranties. It is understood that the statements contained in this Agreement were made for the purpose of having the Secured Party enter into this Agreement, and the Secured Party further acknowledges that the Secured Party has agreed to enter into this Agreement in reliance upon such statements and representations, relying fully upon the truth and accuracy of each such statement and representation:

(a) Each of the Payor and the Companies is a company duly incorporated and existing under the Applicable Laws of its country of domicile and is validly existing;

(b) Each of Branch 1 and Branch 2 is validly existing under the Applicable Laws of its country of domicile;

(c) Each of the Payor and the Guarantors has all the powers and corporate authority required to conduct its business, own property, enter into this Agreement and perform its obligations hereunder;

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(d) No authorization, approval, filing, registration, or other action by any authority (except for the registry of the Collateral before the Registry of Security over Movable Assets) : (i) not obtained for the due execution and performance of this Agreement, or (ii) which must be obtained prior to the execution and performance of this Agreement is necessary or required of the Payor and the Guarantors for its validity or enforceability;

(e) This Agreement is valid, legal, binding and enforceable as against each of the Payor and the Guarantors in accordance with its terms;

(f) The execution of this Agreement by the Payor and each of the Guarantors and the performance of the obligations contained herein do not contravene Applicable Laws, any provision of its own bylaws, or any provision contained in any concession agreement registered in their respective names, as well as any provision to the contrary in the other agreements or instruments to which any of them is a party;

(g) There are no legal actions or judicial proceedings, before any Governmental Authority that affect or could reasonably be expected to affect the financial condition or operation of the Payor or the Guarantors or the Payor’s or the Guarantors’ ability to perform their respective obligations under this Agreement, or that affect or could reasonably be expected to affect the legality, validity or enforceability of this Agreement on the terms contemplated as of the date of execution hereof.

Any misrepresentation or inaccuracy in the Payor’s or the Guarantors’ statements and representations contained in this Agreement shall constitute a default under this Agreement.

CLAUSE IX
MISCELLANEOUS

Section 9.01 Amendments

This Agreement may only be modified by means of a written document signed by an authorized representative of each of the Parties. If required, any amendment to this Agreement shall be recorded by the Secured Party in the l Registry of Security over Movable Assets, by means of the “Amendment Form” as provided in Law 1676.

Section 9.02 Term

This Agreement shall remain in full force and effect until the earlier of:

(a) The fulfilment and irrevocable fulfilment of the Secured Obligations to the Secured Party’s satisfaction; or

(b) A written release of the collateral issued by the Secured Party.

None of the Payor nor any of the Guarantors may request the partial cancellation or modification of the registry of this Agreement in the Registry of Security over Movable Assets for the partial payment of the Secured Obligations.

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Section 9.03 Applicable Law

This Agreement shall be governed by, construed, and enforced in accordance with the laws of the Republic of Colombia.

Section 9.04 Dispute Resolution

Any dispute arising from the interpretation of this Agreement shall be submitted to the jurisdiction of the courts of Colombia. To the extent permitted by Applicable Law, the Parties expressly and irrevocably waive any other jurisdiction that may apply.

Section 9.05 Indemnity

The Payor and the Guarantors shall indemnify and hold harmless the Secured Party, its representatives, agents, and officers from and against any liabilities, obligations, losses, damages, penalties, complaints, claims, actions, demands, suits, judgments, costs, and expenses, caused, imposed or brought against any of its representatives, agents and officers resulting from the operations or acts of the Payor and the Guarantors provided for in this Agreement.

Section 9.06 Nature of the Security

The Pledged Assets will be used for the payment of the totality of the Secured Obligations to the Secured Party.

Section 9.07 Notices

Any notice or any communication sent pursuant to this Agreement shall be made in writing. Any term that is established in this Agreement and that is triggered by a notice, shall be understood to begin on the date in which the relevant Party receives or sends the notice (as applicable). Unless otherwise indicated in this Agreement, it will be considered that any notices or communications have been given or sent properly when they have been delivered by hand or e-mail or certified air mail or courier service to the Person entitled to receive such notice or communication; or whenever they are delivered at the address of such party as specified below; or at any other address as has been indicated by notice given to the party sending the notice or communication; provided, however, that a change of address notice will only be effective from the moment when the respective party receives said notice. Likewise, the Parties accept that service of process or notice of any lawsuit, claim, action or proceeding derived from this Agreement be made at the following addresses:

Payor and Guarantors:

c/o Jaguar Uranium Corp.

150 King St W #200

Toronto, ON M5H 1J9

Attention: Luis Helguera, CEO

Email: luisducassi@hotmail.com

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Secured Party:

Green Shift Commodities Ltd.

217 Queen Street West, 4th Floor

Toronto, ON M5V 0R2

Attention: Trumbull Fisher

Email: tfisher@greenshiftcommodities.com

Any change of address or change in any other contact information shall be notified to the other Party in writing at least five (5) Business Days prior to the change of address becoming effective. If not so notified, such change will only be effective against the other Parties five (5) Business Days after it has received the change of address notice.

Section 9.08 No Waiver

No delay or failure to exercise any right, power or remedy under this Agreement shall affect or be construed as a waiver of any right, power, or remedy of the Secured Party. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any other remedies provided by Applicable Laws.

Section 9.09 Severability

In the event that one or more provisions of this Agreement is declared null, void, ineffective or contrary to Colombian law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the remaining stipulations or of the Agreement itself, which shall continue to be in full force and effect and enforceable against the Parties. Additionally, the Parties must carry out the necessary procedures or paperwork to replace the provision that was declared null, ineffective, or illegal for one that is legal, valid, and enforceable and that serves the same function and has the same effects of the provision declared null, ineffective, or contrary to law, as permitted by Applicable Laws. In the event that one or more of the Concessions, the Granted Concessions or the Concession Applications is terminated, declared null, void, ineffective under Colombian Law, such declaration will not entail the annulment, inefficacy, invalidity, or illegality of the Collateral and the pledge regarding the remaining Concessions, the Granted Concessions and/or the Concession Applications.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed as of the date of this Agreement.

JAGUAR URANIUM CORP., as Payor

Per:
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD.
as Guarantor

Per:
Name:
Title:
I have authority to bind the corporation

GAIA ENERGY INVESTMENTS LTD.
SUCURSAL COLOMBIA, as Guarantor

Per:
Name:
Title:
I have authority to bind the local branch

Per:
Name:
Title:
I have authority to bind the local branch

BERLIN (BVI) LIMITED, as Guarantor

Per:
Name:
Title:
I have authority to bind the corporation

BERLIN (BVI) LIMITED SUCURSAL
COLOMBIA, as Guarantor

Per:
Name:
Title:
I have authority to bind the local branch

GREEN SHIFT COMMODITIES LTD.,
as Secured Party

Per:
	Name:	Trumbull Fisher
	Title:	Chief Executive Officer
I have authority to bind the corporation

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Exhibit A

Purchase Agreements

Agreement Name	Seller	Purchaser	Date	Amount And Description of Product Sold	Purchase Price	Royalty For Secured Party